PACIFICORP


                                      AND


                             THE BANK OF NEW YORK,


                                   AS TRUSTEE







                                   INDENTURE


                            DATED AS OF MAY 1, 1995






                         JUNIOR SUBORDINATED DEBENTURES












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                             CROSS-REFERENCE TABLE


    Section of
Trust Indenture Act                                                 Section of
of 1939, as amended                                                 Indenture
- -------------------                                                 ----------
     310(a).........................................................7.09
     310(b).........................................................7.08
                                                                    7.10
     310(c).........................................................Inapplicable
     311(a).........................................................7.13(a)
     311(b).........................................................7.13(b)
     311(c).........................................................Inapplicable
     312(a).........................................................5.01
                                                                    5.02(a)
     312(b).........................................................5.02(b)
     312(c).........................................................5.02(c)
     313(a).........................................................5.04(a)
     313(b).........................................................5.04(b)
     313(c).........................................................5.04(a)
                                                                    5.04(b)
     313(d).........................................................5.04(c)
     314(a).........................................................5.03
     314(b).........................................................Inapplicable
     314(c).........................................................13.06
     314(d).........................................................Inapplicable
     314(e).........................................................13.06
     314(f).........................................................Inapplicable
     315(a).........................................................7.01(a)
                                                                    7.02
     315(b).........................................................6.07
     315(c).........................................................7.01
     315(d).........................................................7.01(b)
                                                                    7.01(c)
     315(e).........................................................6.08
     316(a).........................................................6.06
                                                                    8.04
     316(b).........................................................6.04
     316(c).........................................................8.01
     317(a).........................................................6.02
     317(b).........................................................4.04
     318(a).........................................................13.08

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                             TABLE OF CONTENTS*

                                                                       Page
                                                                       ----

PARTIES................................................................iv, 1

                                 RECITALS:

Purpose of Indenture....................................................1
Compliance with legal requirements......................................1
Purpose of and consideration for Indenture..............................1

                                ARTICLE ONE
                                DEFINITIONS

SECTION 1.01   Certain terms defined; other terms defined in
               the Trust Indenture Act of 1939, as amended,
               or by reference therein in the Securities Act
               of 1933, as amended, to have the meanings
               assigned therein..........................................1

               Authenticating Agent......................................1
               Board of Directors........................................1
               Board Resolution..........................................1
               Business Day..............................................2
               Certificate...............................................2
               Corporate Trust Office....................................2
               Company...................................................2
               Debenture or Debentures...................................2
               Debentureholder...........................................2
               Default...................................................2
               Depository................................................2
               Event of Default..........................................2
               Global Debenture..........................................2
               Governmental Obligations..................................2
               Indenture.................................................3
               Interest Payment Date.....................................3
               Officers' Certificate.....................................3
               Opinion of Counsel........................................3
               Outstanding...............................................3
               Predecessor Debenture.....................................3
               Responsible Officer.......................................3
               Senior Indebtedness.......................................4
               Trustee...................................................4
               Trust Indenture Act.......................................4

                                ARTICLE TWO
             ISSUE, DESCRIPTION, TERMS, EXECUTION, REGISTRATION
                         AND EXCHANGE OF DEBENTURES

SECTION 2.01   Designation, terms, amount, authentication and
               delivery of Debentures....................................4

SECTION 2.02   Form of Debentures and Trustee's certificate..............5

SECTION 2.03   Date and denominations of Debentures, and
               provisions for payment of principal, premium
               and interest..............................................5

SECTION 2.04   Execution of Debentures...................................6


- --------------

* This Table of Contents does not constitute part of the Indenture and should not have any bearing upon the interpretation of any of its terms or provisions.

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SECTION 2.05   Exchange of Debentures....................................7

               (a)  Registration and transfer of Debentures..............7

               (b)  Debentures to be accompanied by proper instruments
                    of transfer..........................................7

               (c)  Charges upon exchange, transfer or registration of
                    Debentures...........................................7

               (d)  Restrictions on transfer or exchange at time of
                    redemption...........................................7

SECTION 2.06   Temporary Debentures......................................8

SECTION 2.07   Mutilated, destroyed, lost or stolen Debentures...........8

SECTION 2.08   Cancellation of surrendered Debentures....................8

SECTION 2.09   Provisions of Indenture and Debentures for sole benefit
               of parties and Debentureholders...........................8

SECTION 2.10   Appointment of Authenticating Agent.......................9

SECTION 2.11   Global Debenture..........................................9

                               ARTICLE THREE
            REDEMPTION OF DEBENTURES AND SINKING FUND PROVISIONS

SECTION 3.01   Redemption of Debentures..................................10

SECTION 3.02   (a)  Notice of redemption.................................10

               (b)  Selection of Debentures in case less than all
                    Debentures to be redeemed............................11

SECTION 3.03   (a)  When Debentures called for redemption become due
                    and payable..........................................11

               (b)  Receipt of new Debenture upon partial payment........11

SECTION 3.04   Sinking Fund for Debentures...............................11

SECTION 3.05   Satisfaction of Sinking Fund Payments with Debentures.....11
SECTION 3.06   Redemption of Debentures for Sinking Fund.................12

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                                ARTICLE FOUR
                    PARTICULAR COVENANTS OF THE COMPANY

SECTION 4.01   Payment of principal of (and premium, if any) and
               interest on Debentures....................................12

SECTION 4.02   Maintenance of office or agency for payment of
               Debentures, designation of office or agency for
               payment, registration, transfer and exchange
               of Debentures.............................................12

SECTION 4.03   (a)  Duties of paying agent...............................12

               (b)  Company as paying agent..............................12

               (c)  Holding sums in trust................................13

SECTION 4.04   Appointment to fill vacancy in office of Trustee..........13

SECTION 4.05   Restriction on consolidation, merger or sale..............13

SECTION 4.06   Restriction on declaration of dividends, etc..............13

                                ARTICLE FIVE
            DEBENTUREHOLDERS' LISTS, AND REPORTS BY THE COMPANY
                              AND THE TRUSTEE

SECTION 5.01   Company to furnish Trustee information as to names and
               addresses of Debentureholders.............................13

SECTION 5.02   (a)  Trustee to preserve information as to names and
                    addresses of Debentureholders received by it in
                    capacity of paying agent.............................13

               (b)  Trustee may destroy list of Debentureholders on
                    certain conditions...................................13

               (c)  Trustee to make information as to names and
                    addresses of Debentureholders available to
                    "applicants" or mail communications to
                    Debentureholders in certain circumstances............14

               (d)  Procedure if Trustee elects not to make information
                    available to applicants..............................14

               (e)  Company and Trustee not accountable for disclosure
                    of information.......................................14

SECTION 5.03   (a)  Annual and other reports to be filed by Company
                    with Trustee.........................................14

               (b)  Additional information and reports to be filed with
                    Trustee and Securities and Exchange Commission.......14

               (c)  Summaries of information and reports to be
                    transmitted by Company to Debentureholders...........15

               (d)  Annual Certificate to be furnished to Trustee........15

               (e)  Reports concerning original issue discount...........15

SECTION 5.04   (a)  Trustee to transmit annual report to
                    Debentureholders.....................................15

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               (b)  Trustee to transmit certain further reports to
                    Debentureholders.....................................15

               (c)  Copies of reports to be filed with stock exchanges
                    and Securities and Exchange Commission...............16

                                ARTICLE SIX
                REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS
                           UPON EVENT OF DEFAULT

SECTION 6.01   (a)  Events of Default defined............................16

               (b)  Acceleration of maturity upon Event of Default.......16

               (c)  Waiver of default and rescission of declaration of
                    maturity.............................................17

               (d)  Restoration of former position and rights upon
                    curing default.......................................17

SECTION 6.02   (a)  Covenant of Company to pay to Trustee whole amount
                    due on Debentures on default in payment of interest
                    or principal (and premium, if any)...................17

               (b)  Trustee may recover judgment for whole amount due
                    on Debentures on failure of Company to pay...........17

               (c)  Filing of proof of claim by Trustee in bankruptcy,
                    reorganization or receivership proceeding............17

               (d) Rights of action and of asserting claims may be enforced by Trustee without possession of Debentures.17

SECTION 6.03   Application of moneys collected by Trustee................18

SECTION 6.04   Limitation on suits by holders of Debentures..............18

SECTION 6.05   (a)  Remedies cumulative..................................18

               (b)  Delay or omission in exercise of rights not waiver
                    of default...........................................19

SECTION 6.06   Rights of holders of majority in principal amount of
               Debentures to direct Trustee and to waive defaults........19

SECTION 6.07   Trustee to give notice of defaults known to it, but may
               withhold in certain circumstances.........................19

SECTION 6.08   Requirements of an undertaking to pay costs in certain
               suits under Indenture or against Trustee..................19

                               ARTICLE SEVEN
                           CONCERNING THE TRUSTEE

SECTION 7.01   (a)  Upon Event of Default occurring and continuing,
                    Trustee shall exercise powers vested in it, and
                    use same degree of care and skill in their exercise,
                    as prudent individual would use......................19

               (b)  Trustee not relieved from liability for negligence
                    or willful misconduct except as provided in this
                    section..............................................20

               (1)  Prior to Event of Default and after the curing of
                    all Events of Default which may have occurred........20

               (i)  Trustee not liable except for performance of duties
                    specifically set forth...............................20

              (ii)  In absence of bad faith, Trustee may conclusively
                    rely on certificates or opinions furnished it
                    hereunder, subject to duty to examine the same if
                    specifically required to be furnished to it..........20

               (2)  Trustee not liable for error of judgment made in
                    good faith by Responsible Officer unless Trustee
                    negligent............................................20

               (3) Trustee not liable for action or non-action in accordance with direction of holders of majority in principal amount of Debentures....................20

               (4)  Trustee need not expend own funds without adequate
                    indemnity............................................20

               (c)  Provisions regarding liability of Trustee subject
                    to Section 7.01......................................20

SECTION 7.02   Subject to provisions of Section 7.01:

               (a)  Trustee may rely on documents believed genuine and
                    properly signed or presented.........................20

               (b)  Sufficient evidence by certain instruments
                    provided for.........................................20

               (c)  Trustee may obtain Officer's Certificate.............20

               (d)  Trustee may consult with counsel and act on advice
                    or Opinion of Counsel................................21

               (e)  Trustee may require indemnity from Debentureholders..21

               (f)  Prior to Event of Default Trustee not bound
                    to investigate facts or matters stated in
                    certificates, etc., unless requested in writing
                    by Debentureholders..................................21

               (g)  Trustee not liable for actions in good faith
                    believed to be authorized............................21

               (h)  Trustee not bound to make investigation..............21

               (i)  Trustee may perform duties directly or through
                    agents or attorneys..................................21

               (j)  Application for Instructions.........................21

SECTION 7.03   (a)  Trustee not liable for recitals in Indenture or in
                    Debentures...........................................21

               (b)  No representations by Trustee as to validity of
                    Indenture or of Debentures...........................21

               (c)  Trustee not accountable for use of Debentures or
                    proceeds.............................................21

SECTION 7.04   Trustee, paying agent or Debenture Registrar may own
               Debentures................................................21

SECTION 7.05   Moneys received by Trustee to be held in trust without
               interest..................................................21

SECTION 7.06   (a)  Trustee entitled to compensation, reimbursement and
                    indemnity............................................21

               (b)  Obligations to Trustee to be secured by claim prior
                    to Debentures........................................21

               (c)  Services in connection with Event of Default.........22

SECTION 7.07 Right of Trustee to rely on certificate of officers of Company where no other evidence specifically prescribed...22

SECTION 7.08   Trustee acquiring conflicting interest to eliminate
               conflict or resign........................................22

SECTION 7.09   Requirements for eligibility of Trustee...................22

SECTION 7.10   (a)  Resignation of Trustee and appointment of successor..22

               (b)  Removal of Trustee by Company or by court on
                    Debentureholders' application........................23

               (c)  Removal of Trustee by holders of majority in principal amount of Debentures.................................23

               (d)  Time when resignation or removal of Trustee
                    effective............................................23

               (e)  One Trustee for each series..........................23

SECTION 7.11   (a)  Acceptance by successor to Trustee...................23

               (b)  Trustee with respect to less than all series.........23

               (c)  Company to confirm Trustee's rights..................24

               (d)  Successor Trustee to be qualified....................24

               (e)  Notice of succession.................................24

SECTION 7.12   Successor to Trustee by merger, consolidation or
               succession to business....................................24

SECTION 7.13 Limitations on rights of Trustee as a creditor to obtain payment of certain claims within four months prior to default or during default, or to realize on property as such creditor thereafter..................................24

                               ARTICLE EIGHT
                      CONCERNING THE DEBENTUREHOLDERS

SECTION 8.01   Evidence of action by Debentureholders....................24

SECTION 8.02   Proof of execution of instruments and of holding
               of Debentures.............................................25

SECTION 8.03   Who may be deemed owners of Debentures....................25

SECTION 8.04   Debentures owned by Company or controlled or controlling
               companies disregarded for certain purposes................25

SECTION 8.05   Instruments executed by Debentureholders bind
               future holders............................................25

                                ARTICLE NINE
                          SUPPLEMENTAL INDENTURES

SECTION 9.01   Purposes for which supplemental indenture may be entered
               into without consent of Debentureholders..................25

SECTION 9.02   Modification of Indenture with consent
               of Debentureholders.......................................26

SECTION 9.03   Effect of supplemental indentures.........................27

SECTION 9.04   Debentures may bear notation of changes by
               supplemental indentures...................................27

SECTION 9.05   Opinion of Counsel........................................27

                                ARTICLE TEN
                       CONSOLIDATION, MERGER AND SALE

SECTION 10.01  Consolidations or mergers of Company and sales or conveyances of property of Company permitted..............27

SECTION 10.02  (a)  Rights and duties of successor company...............27

               (b)  Appropriate changes may be made in phraseology and
                    form of Debentures...................................28

               (c)  Company may consolidate or merge into itself or
                    acquire properties of other corporations.............28

SECTION 10.03  Opinion of Counsel........................................28

                               ARTICLE ELEVEN
                  SATISFACTION AND DISCHARGE OF INDENTURE;
                              UNCLAIMED MONEYS

SECTION 11.01  Satisfaction and discharge of Indenture...................28

SECTION 11.02  Discharge of Company's Obligations........................28

SECTION 11.03  Opinion of Counsel........................................28

SECTION 11.04  Application by Trustee of funds deposited for payment of Debentures.............................................29

SECTION 11.05  Repayment of moneys held by paying agent..................29

SECTION 11.06  Repayment of moneys held by Trustee.......................29

                               ARTICLE TWELVE
                  IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                           OFFICERS AND DIRECTORS

SECTION 12.01  Incorporators, stockholders, officers and directors of
               Company exempt from individual liability..................29

                              ARTICLE THIRTEEN
                          MISCELLANEOUS PROVISIONS

SECTION 13.01  Successors and assigns of Company bound by Indenture......29

SECTION 13.02  Acts of board, committee or officer of successor company valid.............................................30

SECTION 13.03  Required notices or demands may be served by mail.........30

SECTION 13.04  Indenture and Debentures to be construed in accordance with laws of the State of New York........................30

SECTION 13.05  (a)  Officers' Certificate and Opinion of Counsel to be
                    furnished upon applications or demands by Company....30

               (b) Statements to be included in each certificate or opinion with respect to compliance with condition or covenant..........................................30

SECTION 13.06  Opinion of Counsel to be furnished upon execution of Indenture..............................................30

SECTION 13.07  Payments due on Sundays or holidays.......................30

SECTION 13.08  Provisions required by Trust Indenture Act of 1939 to control................................................30

SECTION 13.09  Indenture may be executed in counterparts.................30

SECTION 13.10  Separability of Indenture provisions......................30

SECTION 13.11  Assignment by Company to subsidiary.......................30

SECTION 13.12  Agreement that Debentures constitute debt.................31

                              ARTICLE FOURTEEN
                        SUBORDINATION OF DEBENTURES

SECTION 14.01  Agreement of Subordination................................31

SECTION 14.02  Limitations on payments to Debentureholders...............31

SECTION 14.03  Payments in bankruptcy....................................31

SECTION 14.04  Subrogation of Debentures.................................32

SECTION 14.05  Authorization by Debentureholders.........................32

SECTION 14.06  Notice to Trustee.........................................33

SECTION 14.07  Trustee's relation to Senior Indebtedness.................33

SECTION 14.08  Acts of holders of Senior Indebtedness....................33

ACCEPTANCE OF TRUST BY TRUSTEE...........................................34

TESTIMONIUM..............................................................34

SIGNATURES AND SEALS.....................................................34, 35

ACKNOWLEDGEMENTS.........................................................34

     THIS INDENTURE, dated as of the 1st day of May, 1995, between PACIFICORP, a corporation duly organized and existing under the laws of the State of Oregon (hereinafter sometimes referred to as the "Company"), and THE BANK OF NEW YORK, a New York banking corporation organized and existing under the laws of the State of New York, as trustee (hereinafter sometimes referred to as the "Trustee"):

     WHEREAS, for its lawful corporate purposes, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of debentures (hereinafter referred to as the "Debentures"), in an unlimited aggregate principal amount to be issued from time to time in one or more series as in this Indenture provided as registered Debentures without coupons, to be authenticated by the certificate of the Trustee;

     WHEREAS, to provide the terms and conditions upon which the Debentures are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture;

     WHEREAS, the Debentures and the certificate of authentication to be borne by the Debentures (the "Certificate of Authentication") are to be substantially in such forms as may be approved by the Board of Directors (as defined below) or set forth in any indenture supplemental to this Indenture; and

     WHEREAS, all acts and things necessary to make the Debentures issued pursuant hereto, when executed by the Company and authenticated and delivered by the Trustee as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed or will be done and performed prior to the issuance of the Debentures, and the execution of this Indenture and the issuance hereunder of the Debentures have been or will be prior to issuance in all respects duly authorized, and the Company, in the exercise of the legal right and power in it vested, executes this Indenture and proposes to make, execute, issue and deliver the Debentures;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     That in order to declare the terms and conditions upon which the Debentures are and are to be authenticated, issued and delivered, and in consideration of the premises, of the purchase and acceptance of the Debentures by the holders thereof and of the sum of one dollar ($1.00) to it duly paid by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit (subject to the provisions of this Indenture) of the respective holders from time to time of the Debentures, without any discrimination, preference or priority of any one Debenture over any other by reason of priority in the time of issue, sale or negotiation thereof, or otherwise, except as provided herein, as follows:

                                ARTICLE ONE
                                Definitions

     SECTION 1.01. The terms defined in this Section (except as in this Indenture otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture, any resolution of the Board of Directors of the Company and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined in the Trust Indenture Act, or which are by reference in the Trust Indenture Act defined in the Securities Act of 1933, as amended (the "Securities Act"), (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of the execution of this instrument.

Authenticating Agent:

The term "Authenticating Agent" means an authenticating agent with respect to all or any of the series of Debentures, as the case may be, appointed with respect to all or any series of the Debentures, as the case may be, by the Trustee pursuant to Section 2.10.

Board of Directors:

The term "Board of Directors" means the Board of Directors of the Company, or any committee of such Board duly authorized to act on behalf thereof hereunder.

Board Resolution:

The term "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

Business Day:

The term "Business Day", with respect to any series of Debentures, means any day other than a day on which banking institutions in the Borough of Manhattan, the City and State of New York, are authorized to close.

Certificate:

The term "Certificate" means a certificate signed by the principal executive officer, principal financial officer or principal accounting officer of the Company. The Certificate need not comply with the provisions of Section 13.05.

Corporate Trust Office:

The term "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Indenture is located at 101 Barclay Street, New York, NY 10286, Attention: Corporate Trust Trustee Administration.

Company:

The term "Company" means PacifiCorp, a corporation duly organized and existing under the laws of the State of Oregon, and, subject to the provisions of Article Ten, also includes its successors and assigns.

Debenture or Debentures:

The term "Debenture" or "Debentures" means any Debenture or Debentures, as the case may be, authenticated and delivered under this Indenture.

Debentureholder:

The term "Debentureholder," "holder of Debentures," "registered holder" or other similar term means the person or persons in whose name or names a particular Debenture shall be registered on the books of the Company kept for that purpose in accordance with the terms of this Indenture.

Default:

The term "default" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

Depository:

The term "Depository" means, with respect to Debentures of any series for which the Company shall determine that such Debentures will be issued as a Global Debenture, The Depository Trust Company, New York, New York, another clearing agency or any successor registered as a clearing agency under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.01 or 2.11.

Event of Default:

The term "Event of Default" means, with respect to Debentures of a particular series, any event specified in Section 6.01, continued for the period of time, if any, therein designated.

Global Debenture:

The term "Global Debenture" means, with respect to any series of Debentures, a Debenture executed by the Company and delivered by the Trustee to the Depository or pursuant to the Depository's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depository or its nominee.

Governmental Obligations:

The term "Governmental Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such Governmental Obligation or a specific payment of principal of or interest on any such Governmental Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the specific payment of principal of or interest on the Governmental Obligation evidenced by such depository receipt.

Indenture:

The term "Indenture" means this instrument as originally executed, or, if amended or supplemented as herein provided, as so amended or supplemented.

Interest Payment Date:

The term "Interest Payment Date," when used with respect to any installment of interest on a Debenture of a particular series, means the date specified in such Debenture, a Board Resolution or an indenture supplemental hereto with respect to that series as the fixed date on which an installment of interest with respect to Debentures of that series is due and payable.

Officers' Certificate:

The term "Officers' Certificate" means a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Controller or an Assistant Controller or the Secretary or an Assistant Secretary of the Company. Each such certificate shall include the statements provided for in Section 13.05, if and to the extent required by the provisions thereof.

Opinion of Counsel:

The term "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be counsel for the Company, reasonably acceptable to the Trustee. Each such opinion shall include the statements provided for in
Section 13.05, if and to the extent required by the provisions thereof.

Outstanding:

The term "outstanding", when used with reference to Debentures of any series, means , subject to the provisions of Section 8.04, as of any particular time, all Debentures of that series theretofore authenticated and delivered by the Trustee under this Indenture, except (a) Debentures theretofore canceled by the Trustee or any paying agent, or delivered to the Trustee or any paying agent for cancellation or which have previously been canceled; (b) Debentures or portions thereof for the payment or redemption of which moneys or Governmental Obligations in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided, however, that if such Debentures or portions of such Debentures are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article Three provided, or provision satisfactory to the Trustee shall have been made for giving such notice; (c) Debentures in lieu of or in substitution for which other Debentures shall have been authenticated and delivered pursuant to the terms of Section 2.07; and (d) Debentures paid pursuant to Section 2.07.

Predecessor Debenture:

The term "Predecessor Debenture" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by that particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 2.07 in lieu of a lost, destroyed or stolen Debenture shall be deemed to evidence the same debt as the lost, destroyed or stolen Debenture.

Responsible Officer:

The term "Responsible Officer," when used with respect to the Trustee, means the chairman of the board of directors, president, any vice president, secretary, treasurer, any trust officer, any corporate trust officer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

Senior Indebtedness:

The term "Senior Indebtedness" of the Company means the principal of, and premium, if any, and interest on and any other payment due pursuant to any of the following, whether outstanding at the date of execution of this Indenture or thereafter incurred, created or assumed: (a) all indebtedness of the Company evidenced by notes, debentures, bonds or other securities sold by the Company for money, (b) all indebtedness of others of the kinds described in the preceding clause (a) assumed by or guaranteed in any manner by the Company or in effect guaranteed by the Company through an agreement to purchase, contingent or otherwise, and (c) all renewals, extensions or refundings of indebtedness of the kinds described in either of the preceding clauses (a) and (b) unless, in the case of any particular indebtedness, renewal, extension or refunding, the instrument creating or evidencing the same or the assumption or guarantee of the same expressly provides that such indebtedness, renewal, extension or refunding is not superior in right of payment to or is pari passu with the Debentures. Such Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of the subordination provisions set forth in Article Fourteen of this Indenture irrespective of any amendment, modification or waiver of any term of such Senior Indebtedness.

Trustee:

The term "Trustee" means The Bank of New York and, subject to the provisions of Article Seven, shall also include its successors and assigns, and if at any time there is more than one person acting in such capacity hereunder, "Trustee" means each such person. The term "Trustee" as used with respect to a particular series of the Debentures means the trustee with respect to that series.

Trust Indenture Act:

The term "Trust Indenture Act," subject to the provisions of Sections 9.01,
9.02 and 10.01, means the Trust Indenture Act of 1939, as amended and in effect at the date of execution of this Indenture.

                                ARTICLE TWO
                   Issue, Description, Terms, Execution,
                  Registration and Exchange of Debentures

     SECTION 2.01. The aggregate principal amount of Debentures which may be authenticated and delivered under this Indenture is unlimited.

     The Debentures may be issued in one or more series up to the aggregate principal amount of Debentures of that series from time to time authorized by or pursuant to a Board Resolution or pursuant to one or more indentures supplemental hereto, prior to the initial issuance of Debentures of a particular series. Prior to the initial issuance of Debentures of any series, there shall be established in or pursuant to a Board Resolution delivered to the Trustee, and set forth in an Officers' Certificate delivered to the Trustee, or established in one or more indentures supplemental hereto:

          (1) the title of the Debentures of the series (which shall distinguish the Debentures of that series from all other Debentures);

          (2) any limit upon the aggregate principal amount of the Debentures of that series which may be authenticated and delivered under this Indenture (except for Debentures authenticated and delivered upon registration of transfer of, in exchange for or in lieu of other Debentures of that series);

          (3) the date or dates on which the principal of the Debentures of that series is payable;

          (4) the rate or rates at which the Debentures of that series shall bear interest or the manner of calculation of such rate or rates, if any;

          (5) the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest will be payable or the manner of determination of such Interest Payment Dates and the record date for the determination of holders to whom interest is payable on any such Interest Payment Dates;

          (6) the right, if any, to extend the interest payment periods and the duration of such extension;

          (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Debentures of that series may be redeemed, in whole or in part, at the option of the Company;

          (8) the obligation, if any, of the Company to redeem or purchase Debentures of that series pursuant to any sinking fund or analogous provisions (including payments made in cash in anticipation of future sinking fund obligations) or at the option of a holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which, Debentures of that series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (9) the form of the Debentures of that series, including the form of the Certificate of Authentication for that series;

          (10) if denominations of other than $25 or any integral multiple thereof, the denominations in which Debentures of that series shall be issuable; (11) any and all other terms with respect to that series (which terms shall not be inconsistent with the terms of this Indenture); and

          (12) whether the Debentures are issuable as a Global Debenture and, in such case, the identity of the Depository for that series.

     All Debentures of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to any such Board Resolution or in any indentures supplemental hereto.

     If any of the terms of that series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of that series.

     SECTION 2.02. The Debentures of any series and the Certificate of Authentication to be borne by such Debentures shall be substantially of the tenor and purport as set forth in one or more indentures supplemental hereto or as provided in a Board Resolution and as set forth in an Officers' Certificate, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Debentures of that series may be listed, or to conform to usage.

     SECTION 2.03. The Debentures shall be issuable as registered Debentures and in denominations of $25 or any integral multiple thereof, subject to Section 2.01(10). The Debentures of a particular series shall bear interest payable on the dates and at the rate or rates specified with respect to that series. The principal of and the interest on the Debentures of any series, as well as any premium thereon in case of redemption thereof prior to maturity, shall be payable in the coin or currency of the United States of America which at the time is legal tender for public and private debt, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City and State of New York (which, unless changed, shall be a corporate trust office or agency of the Trustee). At the Company's option, payments on the Debentures of any series may also be made (i) by checks mailed by the Trustee to the holders entitled thereto at their registered addresses or (ii) to a holder of $1,000,000 or more in aggregate principal amount of the Debentures who has delivered a written request to the Trustee at least 14 days prior to the relevant Interest Payment Date electing to have payments made by wire transfer to a designated account in the United States, by wire transfer of immediately available funds to such designated account; provided that, in either case, the payment of principal with respect to any Debenture will be made only upon surrender of that Debenture to the Trustee. Each Debenture shall be dated the date of its authentication. Interest on the Debentures shall be computed on the basis of a 360-day year composed of twelve 30-day months and, for any period shorter than a full calendar month, on the basis of the actual number of days elapsed in such period.

     The interest installment on any Debenture which is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Debentures of that series shall be paid to the person in whose name that Debenture (or one or more Predecessor Debentures) is registered at the close of business on the regular record date for such interest installment. In the event that any Debenture of a particular series or portion thereof is called for redemption and the redemption date is subsequent to a regular record date with respect to any Interest Payment

Date and prior to such Interest Payment Date, interest on that Debenture will be paid upon presentation and surrender of that Debenture as provided in Section 3.03.

     Any interest on any Debenture which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for Debentures of the same series (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (1) or clause
(2) below:

          (1) The Company may make payment of any Defaulted Interest on Debentures to the persons in whose names such Debentures (or their respective Predecessor Debentures) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Debenture and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each Debentureholder at his or her address as it appears in the Debenture Register (as hereinafter defined), not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names such Debentures (or their respective Predecessor Debentures) are registered on such special record date and shall be no longer payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest on any Debentures in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Debentures may be listed, and upon such notice as may be required by such exchange if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     Unless otherwise set forth in a Board Resolution or one or more indentures supplemental hereto establishing the terms of any series of Debentures pursuant to Section 2.01 hereof, the term "regular record date" as used in this Section with respect to a series of Debentures with respect to any Interest Payment Date for that series shall mean either the 15th day of the month immediately preceding the month in which an Interest Payment Date established for that series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the first day of a month, or the last day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the 15th day of a month, whether or not such date is a Business Day.

     Subject to the foregoing provisions of this Section, each Debenture of a series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Debenture of such series shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Debenture.

     SECTION 2.04. The Debentures shall, subject to the provisions of
Section 2.06, be printed on steel engraved borders or fully or partially engraved, or legibly typed, as the proper officers of the Company may determine, and shall be signed on behalf of the Company by its President or one of its Vice Presidents, under its corporate seal attested by its Secretary or one of its Assistant Secretaries. The signature of the President or a Vice President and/or the signature of the Secretary or an Assistant Secretary in attestation of the corporate seal, upon the Debentures, may be in the form of a facsimile signature of a present or any future President or Vice President and of a present or any future Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Debentures and for that purpose the Company may use the facsimile signature of any person who shall have been a President or Vice President, or of any person who shall have been a Secretary or Assistant Secretary, notwithstanding the fact that at the time the Debentures shall be authenticated and delivered or disposed of that person shall have ceased to be the President or a Vice President, or the Secretary or an Assistant Secretary, of the Company, as the case may be. The seal of the Company may be in the form of a facsimile of the seal of the Company and may be impressed, affixed, imprinted or otherwise reproduced on the Debentures.

     Only such Debentures as shall bear thereon a Certificate of Authentication substantially in the form established for such Debentures, executed manually by an authorized signatory of the Trustee, or by any Authenticating Agent with respect to such Debentures, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate executed by the Trustee, or by any Authenticating Agent appointed by the Trustee with respect to such Debentures, upon any Debenture executed by the Company shall be conclusive evidence that the Debenture so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debentures of any series executed by the Company to the Trustee for authentication, together with a written order of the Company for the authentication and delivery of such Debentures, signed by its President or any Vice President and its Treasurer or any Assistant Treasurer, and the Trustee in accordance with such written order shall authenticate and deliver such Debentures.

     In authenticating such Debentures and accepting the additional responsibilities under this Indenture in relation to such Debentures, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, (i) an Opinion of Counsel and (ii) an Officers' Certificate, each stating that the form and terms thereof have been established in conformity with the provisions of this Indenture. Each Opinion of Counsel and Officers' Certificate delivered pursuant to this
Section 2.04 shall include all statements prescribed by Section 13.05(b) hereof.

     The Trustee shall not be required to authenticate such Debentures if the issue of such Debentures pursuant to this Indenture will, in the good faith judgment of the Trustee, affect the Trustee's own rights, duties or immunities under the Debentures and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

     SECTION 2.05. (a) Debentures of any series may be exchanged upon presentation thereof at the office or agency of the Company designated for such purpose in the Borough of Manhattan, the City and State of New York, for other Debentures of such series of authorized denominations, and for a like aggregate principal amount, upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, all as provided in this Section. In respect of any Debentures so surrendered for exchange, the Company shall execute, the Trustee shall authenticate and such office or agency shall deliver in exchange therefor the Debenture or Debentures of the same series which the Debentureholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

     (b) The Company shall keep, or cause to be kept, at its office or agency designated for such purpose in the Borough of Manhattan, the City and State of New York, or such other location designated by the Company, a register or registers (herein referred to as the "Debenture Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall register the Debentures and the transfers of Debentures as in this Article provided and which at all reasonable times shall be open for inspection by the Trustee. The registrar for the purpose of registering Debentures and transfer of Debentures as herein provided shall be appointed as authorized by Board Resolution (the "Debenture Registrar").

     Upon surrender for transfer of any Debenture at the office or agency of the Company designated for such purpose in the Borough of Manhattan, the City and State of New York, the Company shall execute, the Trustee shall authenticate and such office or agency shall deliver in the name of the transferee or transferees a new Debenture or Debentures of the same series as the Debenture presented for a like aggregate principal amount.

     All Debentures presented or surrendered for exchange or registration of transfer, as provided in this Section, shall be accompanied (if so required by the Company or the Debenture Registrar) by a written instrument or instruments of transfer, in form satisfactory to the Company and the Debenture Registrar, duly executed by the registered holder or by his duly authorized attorney in writing.

     (c) Except as provided in the first paragraph of Section 2.07, no service charge shall be made for any exchange or registration of transfer of Debentures, or issue of new Debentures in case of partial redemption of any series, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, other than exchanges pursuant to Section 2.06, the second paragraph of Section 3.03 and Section 9.04 not involving any transfer.

     (d) The Company shall neither be required (i) to issue, exchange or register the transfer of any Debentures of any series during a period beginning at the opening of business 15 days before the day of selection for redemption of Debentures of that series and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all holders of Debentures of that series to be redeemed , nor (ii) to register the transfer of or exchange any Debentures of any series or portions thereof called for redemption. The provisions of this Section 2.05 are, with respect to any Global Debenture, subject to Section 2.11 hereof.

     SECTION 2.06. Pending the preparation of definitive Debentures of any series, the Company may execute, and the Trustee shall authenticate and deliver, temporary Debentures (printed, lithographed or typewritten) of any authorized denomination, and substantially in the form of the definitive Debentures in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Debentures, all as may be determined by the Company. Every temporary Debenture of any series shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Debentures of that series in accordance with the terms of Section 2.04 hereof. Without unnecessary delay the Company will execute and will furnish definitive Debentures of such series and thereupon any or all temporary Debentures of that series may be surrendered in exchange therefor (without charge to the holders), at the office or agency of the Company designated for the purpose in the Borough of Manhattan, the City and State of New York, and the Trustee shall authenticate and such office or agency shall deliver in exchange for such temporary Debentures an equal aggregate principal amount of definitive Debentures of that series, unless the Company advises the Trustee to the effect that definitive Debentures need not be executed and furnished until further notice from the Company. Until so exchanged, the temporary Debentures of that series shall be entitled to the same benefits under this Indenture as definitive Debentures of that series authenticated and delivered hereunder.

     SECTION 2.07. In case any temporary or definitive Debenture shall become mutilated or be destroyed, lost or stolen, the Company (subject to the next succeeding sentence) shall execute, and upon its request the Trustee (subject as aforesaid) shall authenticate and deliver, a new Debenture of the same series bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Debenture, or in lieu of and in substitution for the Debenture so destroyed, lost or stolen. In every case the applicant for a substituted Debenture shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of the applicant's Debenture and of the ownership thereof. The Trustee may authenticate any such substituted Debenture and deliver the same upon the written order of the Company. Upon the issuance of any substituted Debenture, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Debenture which has matured or is about to mature or has been called for redemption shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debenture, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Debenture) if the applicant for such payment shall furnish to the Company and to the Trustee such security or indemnity as they may require to save them harmless and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Debenture and of the ownership thereof.

     Every Debenture issued pursuant to the provisions of this Section in substitution for any Debenture which is mutilated, destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Debenture shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures of the same series duly issued hereunder. All Debentures shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures, and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     SECTION 2.08. All Debentures surrendered for the purpose of payment, redemption, exchange or registration of transfer shall, if surrendered to the Company or any paying agent, be delivered to the Trustee for cancellation, or, if surrendered to the Trustee, shall be canceled by it, and no Debentures shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. On request of the Company, the Trustee shall deliver to the Company canceled Debentures held by the Trustee. In the absence of such request the Trustee may dispose of canceled Debentures in accordance with its standard procedures. If the Company shall otherwise acquire any of the Debentures, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debentures unless and until the same are delivered to the Trustee for cancellation.

     SECTION 2.09. Nothing in this Indenture or in the Debentures, express or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and the holders of the Debentures, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all such covenants, conditions and provisions being for the sole benefit of the parties hereto and of the holders of the Debentures.

     SECTION 2.10. So long as any of the Debentures of any series remain outstanding there may be an Authenticating Agent for any or all such series of Debentures which the Trustee shall have the right to appoint. Said Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Debentures of such series issued upon exchange, transfer or partial redemption thereof, and Debentures so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. All references in this Indenture to the authentication of Debentures of any series by the Trustee shall be deemed to include authentication by an Authenticating Agent for such series except for authentication upon original issuance or pursuant to Section 2.07 hereof. Each Authenticating Agent shall be acceptable to the Company and shall be a corporation which has a combined capital and surplus, as most recently reported or determined by it, of $50 million, and which is otherwise authorized under such laws to conduct a trust business and is subject to supervision or examination by federal or state authorities. If at any time any Authenticating Agent shall cease to be eligible in accordance with these provisions, it shall resign immediately.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time (and upon request by the Company shall) terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon resignation, termination or cessation of eligibility of any Authenticating Agent, the Trustee may appoint an eligible successor Authenticating Agent acceptable to the Company. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder as if originally named as an Authenticating Agent pursuant hereto.

     SECTION 2.11. (a) If the Company shall establish pursuant to Section
2.01 that the Debentures of a particular series are to be issued as a Global Debenture, then the Company shall execute and the Trustee shall, in accordance with Section 2.04, authenticate and deliver, a Global Debenture which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Debentures of that series, (ii) shall be registered in the name of the Depository or its nominee, (iii) shall be delivered by the Trustee to the Depository or pursuant to the Depository's instruction and (iv) shall bear a legend substantially to the following effect: "Except as otherwise provided in
Section 2.11 of the Indenture, this Debenture may be transferred, in whole but not in part, only to another nominee of the Depository or to a successor Depository or to a nominee of such successor Depository."

     (b) Notwithstanding the provisions of Section 2.05 and except as set forth in Section 2.11(c) or (d), the Global Debenture of a series may be transferred, in whole but not in part and in the manner provided in Section 2.05, only to another nominee of the Depository for that series, a successor Depository for that series selected or approved by the Company or a nominee of that successor Depository.

     (c) (i) An interest in any Global Debenture shall be exchangeable at the option of the beneficial owner of such interest in such Global Debenture for a definitive Debenture or Debentures registered in the name of any holder other than the Depository or its nominee at any time following issuance of such Global Debenture.

          (ii) A beneficial owner of an interest in any Global Debenture desiring to exchange such beneficial interest for a definitive Debenture or Debentures shall instruct the Depository, through the Depository's direct or indirect participants or otherwise, to request such exchange on such beneficial owner's behalf and to provide a written order containing registration instructions to the Trustee. Upon receipt by the Trustee of electronic or written instructions from the Depository on behalf of such beneficial owner, the Trustee shall cause, in accordance with the standing instructions and procedures existing between the Trustee and the Depository, the aggregate principal amount of such Global Debenture to be reduced by the principal amount of such beneficial interest so exchanged and shall appropriately reflect such reduction of the aggregate principal amount of this Global Debenture as described in paragraph (iii) of this Section 2.11(c). Following such reduction, the Trustee shall authenticate and deliver to such beneficial owner of the transferee, as the case may be, a definitive Debenture or Debentures previously executed by the Company as described in Section 2.05(a) and registered in such names and authorized denominations as the Depository, pursuant to such instructions of the beneficial owner, shall instruct the Trustee.

          (iii) Upon any exchange of a portion of any Global Debenture for a definitive Debenture or Debentures, the Debenture Registrar shall reflect the reduction of the principal amount of such Global Debenture by the principal amount of such beneficial interest so exchanged on the Debenture Register. Until exchanged in full for definitive Debentures, such Global Debenture shall in all respects be entitled to the same benefits under the Indenture as the definitive Debentures authenticated and delivered hereunder.

     (d) (i) If and so long as the Debentures of any series are issued as a Global Debenture, any definitive Debenture or Debentures of such series shall be exchangeable at the option of the registered holder thereof for a beneficial interest in such Global Debenture at any time following the exchange of such Global Debenture for such definitive Debenture or Debentures pursuant to Section 2.11(c).

          (ii) A registered holder of a definitive Debenture or Debentures desiring to exchange such definitive Debenture or Debentures for a beneficial interest in such Global Debenture shall instruct the Depository, through the Depository's direct or indirect participants or otherwise, to request such exchange on such registered holder's behalf and to provide a written order containing registration instructions to the Trustee. Upon receipt by the Trustee of electronic or written instructions from the Depository, and upon presentation to the Trustee of such definitive Debenture or Debentures, the Trustee shall cause, in accordance with the standing instructions and procedures existing between the Trustee and the Depository, the aggregate principal amount of such Global Debenture to be increased by the principal amount of such definitive Debenture or Debentures so exchanged and shall appropriately reflect such increase of the aggregate principal amount of the Global Debenture as described in paragraph (iii) of this Section 2.11(d). (iii) Upon any exchange of a definitive Debenture or Debentures for a beneficial interest in such Global Debenture, the Debenture Registrar shall reflect the increase of the principal amount of such Global Debenture by the principal amount of such definitive Debenture or Debentures so exchanged on the Debenture Register.

     (e) If at any time the Depository for a series of Debentures notifies the Company that it is unwilling or unable to continue as Depository for that series or if at any time the Depository for that series shall no longer be registered or in good standing under the Exchange Act or other applicable statute or regulation and a successor Depository for that series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, this
Section 2.11 shall no longer apply to the Debentures of that series and the Company will execute and, subject to Section 2.05, the Trustee will authenticate and deliver Debentures of that series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Debenture of that series in exchange for such Global Debenture. In addition, the Company may at any time determine that the Debentures of any series shall no longer be represented by a Global Debenture and that the provisions of this
Section 2.11 shall no longer apply to the Debentures of that series. In that event the Company will execute and, subject to Section 2.05, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver Debentures of that series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Debenture of such series in exchange for such Global Debenture. Upon the exchange of the Global Debenture for such Debentures in definitive registered form without coupons, in authorized denominations, the Global Debenture shall be canceled by the Trustee. Such Debentures in definitive registered form issued in exchange for the Global Debenture pursuant to this Section 2.11(c) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Debenture Registrar. The Trustee shall deliver such Debentures to the Depository for delivery to the persons in whose names such Debentures are so registered.

                               ARTICLE THREE
            Redemption of Debentures and Sinking Fund Provisions

     SECTION 3.01. The Company may redeem the Debentures of any series issued hereunder on and after the dates and in accordance with the terms established for that series pursuant to Section 2.01 hereof.

     SECTION 3.02. (a) In case the Company shall desire to exercise such right to redeem all or, as the case may be, a portion of the Debentures of any series in accordance with the right reserved so to do, it shall give notice of such redemption to holders of the Debentures of the series to be redeemed by mailing, first class postage prepaid, a notice of such redemption not less than 30 days and not more than 60 days before the date fixed for redemption of that series to such holders at their last addresses as they shall appear upon the Debenture Register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder receives the notice. In any case, failure duly to give such notice to the holder of any Debenture of any series designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Debentures of that series or any other series. In the case of any redemption of Debentures prior to the expiration of any restriction on such redemption provided in the terms of such Debentures or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with any such restriction.

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
     Each such notice of redemption shall specify the date fixed for redemption and the redemption price at which Debentures of that series are to be redeemed, and shall state that payment of the redemption price of the Debentures to be redeemed will be made at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, upon presentation and surrender of such Debentures, that interest accrued to the date fixed for redemption will be paid as specified in that notice, that from and after that date interest will cease to accrue, and that the redemption is for a sinking fund, if such is the case. If less than all the Debentures of a series are to be redeemed, the notice to the holders of Debentures of that series to be redeemed shall specify the particular Debentures to be so redeemed. In case any Debenture is to be redeemed in part only, the notice which relates to such Debenture shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such Debenture, a new Debenture or Debentures of that series in principal amount equal to the unredeemed portion thereof will be issued.

     (b) The Company shall give the Trustee at least 45 days' advance notice of the date fixed for redemption (unless shorter notice shall be required by the Trustee) as to the aggregate principal amount of Debentures of the series to be redeemed, and thereupon the Trustee shall select, by lot or in such other manner as it shall deem appropriate and fair in its discretion and which may provide for the selection of a portion or portions (equal to $25 or any integral multiple thereof) of the principal amount of such Debentures of a denomination larger than $25, the Debentures to be redeemed and shall thereafter promptly notify the Company in writing of the numbers of the Debentures to be redeemed.

     The Company may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by its President or any Vice President, instruct the Trustee or any paying agent to call all or any part of the Debentures of a particular series for redemption and to give notice of redemption in the manner set forth in this Section, such notice to be in the name of the Company or its own name as the Trustee or such paying agent may deem advisable. In any case in which notice of redemption is to be given by the Trustee or any such paying agent, the Company shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Debenture Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under the provisions of this Section.

     SECTION 3.03. (a) If the giving of notice of redemption shall have been completed as above provided, the Debentures or portions of Debentures of the series to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and interest on such Debentures or portions of Debentures shall cease to accrue on and after the date fixed for redemption, unless the Company shall default in the payment of such redemption price and accrued interest with respect to any such Debenture or portion thereof. On presentation and surrender of such Debentures on or after the date fixed for redemption at the place of payment specified in the notice, such Debentures shall be paid and redeemed at the applicable redemption price for such series, together with interest accrued thereon to the date fixed for redemption (but if the date fixed for redemption is an interest payment date, the interest installment payable on such date shall be payable to the registered holder at the close of business on the applicable record date pursuant to Section 2.03).

     (b) Upon presentation of any Debenture of such series which is to be redeemed in part only, the Company shall execute, the Trustee shall authenticate and the office or agency where the Debenture is presented shall deliver to the holder thereof, at the expense of the Company, a new Debenture or Debentures of the same series, of authorized denominations in principal amount equal to the unredeemed portion of the Debenture so presented.

     SECTION 3.04. The provisions of Sections 3.04, 3.05 and 3.06 shall apply to any sinking fund for the retirement of Debentures of a series, except as otherwise specified as contemplated by Section 2.01 for Debentures of that series.

     The minimum amount of any sinking fund payment provided for by the terms of Debentures of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Debentures of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Debentures of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 3.05. Each sinking fund payment shall be applied to the redemption of Debentures of any series as provided for by the terms of Debentures of that series.

     SECTION 3.05. The Company (i) may deliver Outstanding Debentures of a series (other than any previously called for redemption) and (ii) may apply as a credit Debentures of a series which have been redeemed either at the election of the Company pursuant to the terms of such Debentures or through the application of permitted optional sinking fund payments pursuant to the terms of such Debentures, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Debentures of such series required to be made pursuant to the terms of such Debentures as provided for by the terms of that series; provided that such Debentures have not been previously so credited. Such Debentures shall be received and credited for such purpose by the Trustee at the redemption price specified in such Debentures for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

     SECTION 3.06. Not less than 45 days prior to each sinking fund payment date for any series of Debentures, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by delivering and crediting Debentures of that series pursuant to Section 3.05 and the basis for such credit and will, together with such Officers' Certificate, deliver to the Trustee any Debentures to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Debentures to be redeemed upon such sinking fund payment date in the manner specified in Section 3.02 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.02. Such notice having been duly given, the redemption of such Debentures shall be made upon the terms and in the manner stated in Section 3.03.

                                ARTICLE FOUR
                    Particular Covenants of the Company

     The Company covenants and agrees for each series of the Debentures as follows:

     SECTION 4.01. The Company will duly and punctually pay or cause to be paid the principal of (and premium, if any) and interest on the Debentures of that series at the time and place and in the manner provided herein and established with respect to such Debentures.

     SECTION 4.02. So long as any series of the Debentures remains outstanding, the Company agrees to maintain an office or agency in the Borough of Manhattan, the City and State of New York (which, unless changed, shall be a corporate trust office or agency of the Trustee), with respect to each such series and at such other location or locations as may be designated as provided in this Section 4.02, where (i) Debentures of that series may be presented for payment, (ii) Debentures of that series may be presented as hereinabove authorized for registration of transfer and exchange and (iii) notices and demands to or upon the Company in respect of the Debentures of that series and this Indenture may be given or served, such designation to continue with respect to such office or agency until the Company shall, by written notice signed by its President or a Vice President and delivered to the Trustee, designate some other office or agency for such purposes or any of them. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, notices and demands.

     SECTION 4.03. (a) If the Company shall appoint one or more paying agents, other than the Trustee, for all or any series of the Debentures, the Company will cause each such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section, that it will:

          (1) hold all sums held by it as such agent for the payment of the principal of (and premium, if any) or interest on the Debentures of that series (whether such sums have been paid to it by the Company or by any other obligor of such Debentures) in trust for the benefit of the persons entitled thereto;

          (2) give the Trustee notice of any failure by the Company (or by any other obligor of such Debentures) to make any payment of the principal of (and premium, if any) or interest on the Debentures of that series when the same shall be due and payable;

          (3) at any time during the continuance of any failure referred to in the preceding paragraph (a)(2) above, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent; and

          (4) perform all other duties of paying agent as set forth in this Indenture.

     (b) If the Company shall act as its own paying agent with respect to any series of the Debentures, it will, on or before each due date of the principal of (and premium, if any) or interest on Debentures of that series, set aside, segregate and hold in trust for the benefit of the persons entitled thereto a sum sufficient to pay such principal (and premium, if any) or interest so becoming due on Debentures of that series until such sums shall be paid to such persons or otherwise disposed of as herein provided and will promptly notify the Trustee of such action, or any failure (by it or any other obligor on such Debentures) to take such action. Whenever the Company shall have one or more paying agents for any series of Debentures, it will, prior to each due date of the principal of (and premium, if any) or interest on any Debentures of that series, deposit with the paying agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the persons entitled to such principal, premium or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     (c) Anything in this Section to the contrary notwithstanding, (i) the agreement to hold sums in trust as provided in this Section is subject to the provisions of Section 11.06 and (ii) the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any paying agent to pay, to the Trustee all sums held in trust by the Company or such paying agent, such sums to be held by the Trustee upon the same terms and conditions as those upon which such sums were held by the Company or such paying agent; and, upon such payment by any paying agent to the Trustee, such paying agent shall be released from all further liability with respect to such sums.

     SECTION 4.04. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in
Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.

     SECTION 4.05. The Company will not, while any of the Debentures remain outstanding, consolidate with, merge into, merge into itself or sell or convey all or substantially all of its property to any other company, unless the provisions of Article Ten hereof are complied with.

     SECTION 4.06. If there shall have occurred any event that would, with the giving of notice or the passage of time, or both, constitute an Event of Default under the Indenture, or the Company shall have given notice of its selection of an extended interest payment period as provided in the Indenture and such period, or any extension thereof, shall be continuing, the Company will not, until all defaulted interest on the Debentures and all interest accrued on the Debentures during an extended interest payment period and all principal and premium, if any, then due and payable on the Debentures shall have been paid in full, (i) declare, set aside or pay any dividend or distribution on any capital stock of the Company, except for dividends or distributions in shares of its capital stock or in rights to acquire shares of its capital stock, or (ii) repurchase, redeem or otherwise acquire, or make any sinking fund payment for the purchase or redemption of, any shares of its capital stock (except by conversion into or exchange for shares of its capital stock and except for a redemption, purchase or other acquisition of shares of its capital stock made for the purpose of an employee incentive plan or benefit plan of the Company or any of its subsidiaries and except for mandatory redemption or sinking fund payments with respect to any series of preferred stock of the Company that are subject to mandatory redemption or sinking fund requirements, provided that the aggregate stated value of all such series outstanding at the time of any such payment does not exceed five percent of the aggregate of (1) the total principal amount of all bonds or other securities representing secured indebtedness issued or assumed by the Company and then outstanding and (2) the capital and surplus of the Company to be stated on the books of account of the Company after giving effect to such payment); provided, however, that any moneys deposited in any sinking fund and not in violation of this provision may thereafter be applied to the purchase or redemption of such preferred stock in accordance with the terms of such sinking fund without regard to the restrictions contained in this Section. ARTICLE FIVE Debentureholders' Lists and Reports by the Company and the Trustee

     SECTION 5.01. The Company will furnish or cause to be furnished to the Trustee (a) on a monthly basis on each regular record date (as defined in Section 2.03) a list, in such form as the Trustee may reasonably require, of the names and addresses of the holders of each series of Debentures as of such regular record date; provided that the Company shall not be obligated to furnish or cause to furnish such list at any time that the list shall not differ in any respect from the most recent list furnished to the Trustee by the Company and (b) at such other times as the Trustee may request in writing within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, no such list need be furnished for any series for which the Trustee shall be the Debenture Registrar.

     SECTION 5.02. (a)The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Debentures contained in the most recent list furnished to it as provided in Section 5.01 and as to the names and addresses of holders of Debentures received by the Trustee in its capacity as Debenture Registrar (if acting in such capacity).

     (b) The Trustee may destroy any list furnished to it as provided in
Section 5.01 upon receipt of a new list so furnished.

     (c) In case three or more holders of Debentures of a series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Debenture for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Debentures of that series or holders of all Debentures with respect to their rights under this Indenture or under such Debentures, and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

          (1) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of
     Section 5.02(a); or

          (2) inform such applicants as to the approximate number of holders of Debentures of such series or of all Debentures, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of
     Section 5.02(a), and as to the approximate cost of mailing to such Debentureholders the form of proxy or other communication, if any, specified in such application.

     (d) If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each holder of that series or of all Debentures, as the case may be, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of Section 5.02(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Securities and Exchange Commission (the "Commission"), together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Debentures of that series or of all Debentures, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Debentureholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise, the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (e) Each and every holder of the Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent nor any Debenture Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Debentures in accordance with the provisions of Section 5.02(c), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 5.02(c).

     SECTION 5.03. (a)The Company covenants and agrees to file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

     (b) The Company covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations. Delivery of such reports, documents and information to the Trustee under this subsection (b) and Section 5.03(a) is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of the covenants hereunder.

     (c) The Company covenants and agrees to transmit by mail, first-class postage prepaid, or reputable overnight delivery service which provides for evidence of receipt, to the Debentureholders, as their names and addresses appear upon the Debenture Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to Section 5.03(a) and (b) as may be required by rules and regulations prescribed from time to time by the Commission.

     (d) The Company covenants and agrees to furnish to the Trustee, on or before May 15 in each calendar year in which any of the Debentures are outstanding, or on or before such other day in each calendar year as the Company and the Trustee may from time to time agree upon, a Certificate as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this subsection (d), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

     (e) The Company covenants and agrees, during any calendar year in which original issue discount has accrued on Outstanding Debentures, to file with the Trustee promptly at the end of each such calendar year a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Debentures as of the end of such year.

     SECTION 5.04. (a)On or before July 15 in each year in which any of the Debentures are outstanding, the Trustee shall transmit by mail, first-class postage prepaid, to the Debentureholders, as their names and addresses appear upon the Debenture Register, a brief report dated as of the preceding May 15, with respect to any of the following events which may have occurred within the previous 12 months (but if no such event has occurred within such period no report need be transmitted):

          (1) any change to its eligibility under Section 7.09, and its qualifications under Section 7.08;

          (2) the creation of or any material change to a relationship specified in paragraphs (1) through (10) of Section 7.08(c);

          (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Debentures, on any property or funds held or collected by it as Trustee if such advances so remaining unpaid aggregate more than 1/2 of 1% of the principal amount of the Debentures outstanding on the date of such report;

          (4) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Company, or by any other obligor on the Debentures, to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except any indebtedness based upon a creditor relationship arising in any manner described in paragraphs
     (2), (3), (4) or (6) of 7.13(b);

          (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

          (6) any release, or release and substitution, of property subject to the lien, if any, of this Indenture (and the consideration thereof, if any) which it has not previously reported;

          (7) any additional issue of Debentures which the Trustee has not previously reported; and

          (8) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Debentures or the Debentures of any series, except any action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 6.07.

     (b) The Trustee shall transmit by mail, first-class postage prepaid, to the Debentureholders, as their names and addresses appear upon the Debenture Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee as such since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Debentures of any series on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection if such advances remaining unpaid at any time aggregate more than 10% of the principal amount of Debentures of such series outstanding at such time, such report to be transmitted within 90 days after such time.

     (c) A copy of each such report shall, at the time of such transmission to Debentureholders, be filed by the Trustee with the Company, with each stock exchange upon which any Debentures are listed (if so listed) and also with the Commission. The Company agrees to notify the Trustee when any Debentures become listed on any stock exchange.

                                ARTICLE SIX
                Remedies of the Trustee and Debentureholders
                            on Event of Default

     SECTION 6.01. (a)Whenever used herein with respect to Debentures of a particular series, "Event of Default" means any one or more of the following events which has occurred and is continuing:

          (1) default in the payment of any installment of interest upon any of the Debentures of that series, as and when the same shall become due and payable, and continuance of such default for a period of 10 days;

          (2) default in the payment of the principal of (or premium, if any, on) any of the Debentures of that series as and when the same shall become due and payable, whether at maturity, upon redemption, by declaration or otherwise, or in any payment required by any sinking or analogous fund established with respect to that series;

          (3) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company with respect to that series contained in such Debentures or otherwise established with respect to that series of Debentures pursuant to
     Section 2.01 hereof or contained in this Indenture (other than a covenant or agreement which has been expressly included in this Indenture solely for the benefit of one or more series of Debentures other than such series) for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company by the Trustee, by registered or certified mail, or to the Company and the Trustee by the holders of at least 25% in principal amount of the Debentures of that series at the time outstanding;

          (4) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking liquidation or reorganization of the Company under the Federal Bankruptcy Code or any other similar applicable federal or state law, and such decree or order shall have continued unvacated and unstayed for a period of 90 days; an involuntary case shall be commenced under such Code in respect of the Company and shall continue undismissed for a period of 90 days or an order for relief in such case shall have been entered; or a decree or order of a court having jurisdiction in the premises shall have been entered for the appointment on the ground of insolvency or bankruptcy of a receiver, custodian, liquidator, trustee or assignee in bankruptcy or insolvency of the Company or of its property, or for the winding up or liquidation of its affairs, and such decree or order shall have remained in force unvacated and unstayed for a period of 90 days; or

          (5) the Company shall institute proceedings to be adjudicated a voluntary bankrupt, shall consent to the filing of a bankruptcy proceeding against it, shall file a petition or answer or consent seeking liquidation or reorganization under the Federal Bankruptcy Code or other similar applicable federal or state law, shall consent to the filing of any such petition or shall consent to the appointment on the ground of insolvency or bankruptcy of a receiver or custodian or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors.

     (b) In each and every such case, the Company shall file with the Trustee written notice of the occurrence of any Event of Default within five Business Days of the Company's becoming aware of any such Event of Default, and unless the principal of all the Debentures of that series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Debentures of that series then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by such Debentureholders), may declare the principal of all the Debentures of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything contained in this Indenture or in the Debentures of that series or established with respect to that series pursuant to Section 2.01 hereof to the contrary notwithstanding.

     (c) The provisions of subsection (b) of this Section, however, are subject to the condition that if, at any time after the principal of the Debentures of that series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Debentures of that series and the principal of (and premium, if any, on) any and all Debentures of that series which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that such payment is enforceable under applicable law, upon overdue installments of interest, at the rate per annum expressed in the Debentures of that series to the date of such payment or deposit) and the amount payable to the Trustee under Section 7.06, and any and all defaults under the Indenture, other than the nonpayment of principal on Debentures of that series which shall not have become due by their terms, shall have been remedied or waived as provided in Section 6.06, then and in every such case the holders of a majority in aggregate principal amount of the Debentures of that series then outstanding, by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences; but no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

     (d) In case the Trustee shall have proceeded to enforce any right with respect to Debentures of that series under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

     SECTION 6.02. (a)The Company covenants that (1) in case default shall be made in the payment of any installment of interest on any of the Debentures of a series, or and such default shall have continued for a period of 10 Business Days, or (2) in case default shall be made in the payment of the principal of (or premium, if any, on) any of the Debentures of a series when the same shall have become due and payable, whether upon maturity of the Debentures of a series or upon redemption or upon declaration or otherwise, or in any payment required by any sinking or analogous fund established with respect to that series as and when the same shall have become due and payable, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Debentures of that series, the whole amount that then shall have become due and payable on all such Debentures for principal (and premium, if any) or interest, or both, as the case may be, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the rate per annum expressed in the Debentures of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and the amount payable to the Trustee under Section 7.06.

     (b) In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon the Debentures of that series and collect in the manner provided by law out of the property of the Company or other obligor upon the Debentures of that series wherever situated the moneys adjudged or decreed to be payable.

     (c) In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, readjustment, arrangement, composition or other judicial proceedings affecting the Company, any other obligor on such Debentures or the creditors or property of either, the Trustee shall have power to intervene in such proceedings and take any action therein that may be permitted by the court and shall (except as may be otherwise provided by law) be entitled to file such proofs of claim and other papers and documents as may be necessary or advisable in order to have the claims of the Trustee and of the holders of Debentures of such series allowed for the entire amount due and payable by the Company or such other obligor under the Indenture at the date of institution of such proceedings and for any additional amount which may become due and payable by the Company or such other obligor after such date, and to collect and receive any moneys or other property payable or deliverable on any such claim, and to distribute the same after the deduction of the amount payable to the Trustee under
Section 7.06; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the holders of Debentures of that series to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to such Debentureholders, to pay to the Trustee any amount due it under Section 7.06.

     (d) All rights of action and of asserting claims under this Indenture, or under any of the terms established with respect to Debentures of that series, may be enforced by the Trustee without the possession of any of such Debentures, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for payment to the Trustee of any amounts due under Section 7.06, be for the ratable benefit of the holders of the Debentures of that series.

     In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law, in equity in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in the Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize, consent to, accept or adopt on behalf of any Debentureholder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures of that series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Debentureholder in any such proceeding.

     SECTION 6.03. Any moneys collected by the Trustee pursuant to Section
6.02 with respect to a particular series of Debentures shall be applied in the order following, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal (or premium, if any) or interest, upon presentation of the several Debentures of that series, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

          FIRST: To the payment of costs and expenses of collection and of all amounts payable to the Trustee under Section 7.06;

          SECOND: To the payment of the amounts then due and unpaid upon Debentures of that series for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Debentures for principal (and premium, if any) and interest, respectively; and

          THIRD: To the Company.

     SECTION 6.04. No holder of any Debenture of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to Debentures of that series specifying such Event of Default, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Debentures of such series then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by the taker and holder of every Debenture of that series with every other such taker and holder and the Trustee, that no one or more holders of Debentures of that series shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other of such Debentures, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Debentures of that series. For the protection and enforcement of the provisions of this Section, each and every Debentureholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Notwithstanding any other provisions of this Indenture, however, the right of any holder of any Debenture to receive payment of the principal of (and premium, if any) and interest on such Debenture, as therein provided, on or after the respective due dates expressed in such Debenture (or in the case of redemption, on the redemption date), or to institute suit for the enforcement of any such payment on or after such respective dates or redemption date, shall not be impaired or affected without the consent of such holder.

     SECTION 6.05. (a)All powers and remedies given by this Article to the Trustee or to the Debentureholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any others thereof or of any other powers and remedies available to the Trustee or the holders of the Debentures, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such Debentures.

     (b) No delay or omission of the Trustee or of any holder of any of the Debentures to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed as a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article or by law to the Trustee or to the Debentureholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Debentureholders.

     SECTION 6.06. The holders of a majority in aggregate principal amount of the Debentures of any series at the time outstanding, determined in accordance with Section 8.04, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to that series; provided, however, that such direction shall not be in conflict with any rule of law or with this Indenture or unduly prejudicial to the rights of holders of Debentures of any other series at the time outstanding determined in accordance with Section 8.04 not parties thereto. Subject to the provisions of Section 7.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed might involve the Trustee in personal liability. The holders of a majority in aggregate principal amount of the Debentures of all series at the time outstanding affected thereby, determined in accordance with Section 8.04, may on behalf of the holders of all of the Debentures of that series waive any past default in the performance of any of the covenants contained herein or established pursuant to Section 2.01 with respect to that series and its consequences, except a default in the payment of the principal of, or premium, if any, or interest on, any of the Debentures of that series as and when the same shall become due by the terms of such Debentures or a call for redemption of Debentures of that series, which default may be waived by the unanimous consent of the holders affected. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Debentures of that series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 6.07. The Trustee shall, within 90 days after the occurrence of a default with respect to a particular series, transmit by mail, first class postage prepaid, to the holders of Debentures of that series, as their names and addresses appear upon the Debenture Register, notice of all defaults with respect to that series known to the Trustee, unless such defaults shall have been cured or waived before the giving of such notice (the term "defaults" for the purposes of this Section being hereby defined to be the events specified in subsections (1), (2), (3), (4) and (5) of
Section 6.01(a), not including any grace periods provided for therein and irrespective of the giving of notice provided for by subsection (3) of
Section 6.01(a)); provided, that, except in the case of default in the payment of the principal of (or premium, if any) or interest on any of the Debentures of that series or in the payment of any sinking fund installment established with respect to that series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the holders of Debentures of that series; provided further, that in the case of any default of the character specified in Section 6.01(a)(3) with respect to Debentures of that series, no such notice to the holders of the Debentures of that series shall be given until at least 30 days after the occurrence thereof.

     The Trustee shall not be deemed to have knowledge of any default, except (i) a default under Section 6.01(a)(1) or (a)(2) as long as the Trustee is acting as paying agent for such series of Debentures or (ii) any default as to which the Trustee shall have received written notice or a Responsible Officer charged with the administration of this Indenture shall have actual knowledge or obtained written notice.

     SECTION 6.08. All parties to this Indenture agree, and each holder of any Debentures by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, any suit instituted by any Debentureholder, or group of Debentureholders, holding more than 10% in aggregate principal amount of the outstanding Debentures of any series, or any suit instituted by any Debentureholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Debenture of such series, on or after the respective due dates expressed in such Debenture or established pursuant to this Indenture.

                               ARTICLE SEVEN
                           Concerning the Trustee

     SECTION 7.01. (a)The Trustee, prior to the occurrence of an Event of Default with respect to Debentures of a series and after the curing of all Events of Default with respect to Debentures of that series which may have occurred, shall undertake to perform with respect to Debentures of that series such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants shall be read into this Indenture against the Trustee. In case an Event of Default with respect to Debentures of a series has occurred (which has not be cured or waived), the Trustee shall exercise with respect to Debentures of that series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent individual would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (1) prior to the occurrence of an Event of Default with respect to Debentures of a series and after the curing and waiving of all such Events of Default with respect to that series which may have occurred:

               (i) the duties and obligations of the Trustee shall with respect to Debentures of that series be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable with respect to Debentures of that series except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (ii) in the absence of bad faith on the part of the Trustee, the Trustee may with respect to Debentures of that series conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Debentures of any series at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Debentures of that series; and

          (4) none of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur or risk personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.

     (c) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.01.

     SECTION 7.02. Except as otherwise provided in Section 7.01:

     (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security or other paper or document believed by it to be genuine and to have been signed or presented by the property party or parties;

     (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Board Resolution or an instrument signed in the name of the Company by the President or any Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer (unless other evidence in respect thereof is specifically prescribed herein);

     (c) Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) is entitled to receive and may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted hereunder in good faith and in reliance thereon;

     (e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Debentureholders, pursuant to the provisions of this Indenture, unless such Debentureholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing herein contained shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default with respect to a series of the Debentures (which has not been cured or waived) to exercise with respect to Debentures of that series such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

     (f) If an Event of Default shall have occurred and be continuing, the Trustee shall be under no obligation to follow any request, order or direction of the Company if in the reasonable judgment of the Trustee the following of such request, order or direction would not be in the best interests of all the holders;

     (g) The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

     (h) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security, or other papers or documents, unless requested in writing to do so by the holders of not less than a majority in principal amount of the outstanding Debentures of the particular series affected thereby (determined as provided in Section 8.04); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand;

     (i) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

     (j) Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action or omission of the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

     SECTION 7.03. (a)The recitals contained herein and in the Debentures (other than the Certificate of Authentication on the Debentures) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

     (b) The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures.

     (c) The Trustee shall not be accountable for the use or application by the Company of any of the Debentures or of the proceeds of the Debentures, or for the use or application of any moneys paid over by the Trustee in accordance with any provision of this Indenture or established pursuant to
Section 2.01, or for the use or application of any moneys received by any paying agent other than the Trustee.

     SECTION 7.04. The Trustee or any paying agent or Debenture Registrar, in its individual or any other capacity, may become the owner or pledgee of Debentures with the same rights it would have if it were not Trustee, paying agent or Debenture Registrar.

     SECTION 7.05. Subject to the provisions of Section 11.06, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder except such as it may agree with the Company to pay thereon.

     SECTION 7.06. (a)The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Company and the Trustee may agree upon (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any loss, damage, claim, liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises.

     (b) The obligations of the Company under this Section to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the termination of this Indenture. Such additional indebtedness shall be a senior lien to that of the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Debentures, and the Debentures are hereby subordinated to each such senior lien.

     (c) When the Trustee incurs expenses or renders services in connection with an Event of Default, the expenses (including the reasonable charges and expenses of its counsel) and compensation for its services are intended to constitute expenses of administration under applicable federal or state bankruptcy, insolvency or similar law.

     SECTION 7.07. Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, it shall be entitled to receive, and such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively provided and established by an Officers' Certificate delivered to the Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted to be taken by it under the provisions of this Indenture upon the faith thereof.

     SECTION 7.08. If the Trustee has acquired or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

     SECTION 7.09. There shall at all times be a Trustee with respect to the Debentures issued hereunder which shall at all times be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other person permitted to act as trustee by the Commission, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million dollars, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Company may not, nor may any person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in
Section 7.10.

     SECTION 7.10. (a)The Trustee or any successor hereafter appointed may at any time resign with respect to the Debentures of one or more series by giving written notice thereof to the Company and by transmitting notice of resignation by mail, first-class postage prepaid, to the Debentureholders of that series, as their names and addresses appear upon the Debenture Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee with respect to Debentures of that series by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to Debentures of that series, or any Debentureholder of that series who has been a bona fide holder of a Debenture or Debentures for at least six months may, subject to the provisions of Section 6.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     (b) In case at any time any of the following shall occur:

          (1) the Trustee shall fail to comply with the provisions of
     Section 7.08(a) after written request therefor by the Company or by any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months; or

          (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Debentureholder; or

          (3) the Trustee shall become incapable of acting, shall be adjudged a bankrupt or insolvent, a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee with respect to all Debentures and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of
     Section 6.08, unless the Trustee's duty to resign is stayed as provided herein, any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

     (c) The holders of a majority in aggregate principal amount of the Debentures of any series at the time outstanding may at any time remove the Trustee with respect to that series and appoint a successor trustee.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee with respect to the Debentures of a series pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

     (e) Any successor trustee appointed pursuant to this Section may be appointed with respect to the Debentures of one or more series or all of such series, and at any time there shall be only one Trustee with respect to the Debentures of any particular series.

     SECTION 7.11. (a)In case of the appointment hereunder of a successor trustee with respect to all Debentures, every such successor trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers, and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder, subject to any prior lien provided for in Section 7.06(b).

     (b) In case of the appointment hereunder of a successor trustee with respect to the Debentures of one or more (but not all) series, the Company, the retiring Trustee and each successor trustee with respect to the Debentures of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which shall (1) contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debentures of that or those series to which the appointment of such successor trustee relates, (2) contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debentures of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (3) add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any act or failure to act on the part of any other Trustee hereunder; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Debentures of that or those series to which the appointment of such successor trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debentures of that or those series to which the appointment of such successor trustee relates; but, on request of the Company or any successor trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Debentures of that or those series to which the appointment of such successor trustee relates.

     (c) Upon request of any such successor trustee or retiring Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

     (d) No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified and eligible under this Article.

     (e) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall transmit notice of the succession of such trustee hereunder by mail, first-class postage prepaid, to the Debentureholders, as their names and addresses appear upon the Debenture Register. If the Company fails to transmit such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be transmitted at the expense of the Company.

     SECTION 7.12. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case any Debentures shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debentures so authenticated with the same effect as if such successor Trustee had itself authenticated such Debentures.

     SECTION 7.13. If and when the Trustee shall become a creditor of the Company (or any other obligor upon the Debentures), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any other obligor upon the Debentures).

                               ARTICLE EIGHT
                      Concerning the Debentureholders

     SECTION 8.01. Whenever in this Indenture it is provided that the holders of a majority or specified percentage in aggregate principal amount of the Debentures of a particular series may take any action (including the making any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such majority or specified percentage of that series have joined therein may be evidenced by any instrument or any number of instruments of similar tenor executed by such holders of Debentures of that series in person or by agent or proxy appointed in writing.

     If the Company shall solicit from the Debentureholders of any series any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for that series for the determination of Debentureholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Debentureholders of record at the close of business on the record date shall be deemed to be Debentureholders for the purposes of determining whether Debentureholders of the requisite proportion of outstanding Debentures of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the outstanding Debentures of that series shall be computed as of the record date; provided that no such authorization, agreement or consent by such Debentureholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

     SECTION 8.02. Subject to the provisions of Section 7.01, proof of the execution of any instrument by a Debentureholder (such proof will not require notarization) or his, her or its agent or proxy and proof of the holding by any person of any of the Debentures shall be sufficient if made in the following manner:

          (a) the fact and date of the execution by any such person of any instrument may be proved in any reasonable manner acceptable to the Trustee;

          (b) the ownership of Debentures shall be proved by the Debenture Register of such Debentures or by a certificate of the Debenture Registrar thereof; or

          (c) the Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

     SECTION 8.03. Prior to the due presentment for registration of transfer of any Debenture, the Company, the Trustee, any paying agent and any Debenture Registrar may deem and treat the person in whose name such Debenture shall be registered upon the books of the Company as the absolute owner of such Debenture (whether or not such Debenture shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Debenture Registrar) for the purpose of receiving payment of or on account of the principal of and premium, if any, and (subject to Section 2.03) interest on such Debenture and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Debenture Registrar shall be affected by any notice to the contrary.

     SECTION 8.04. At any time the Debentures are held by any holder other than PacifiCorp Delaware, L.P., a Delaware limited partnership, in determining whether the holders of the requisite aggregate principal amount of Debentures of a particular series have concurred in any direction, consent or waiver under this Indenture, Debentures of that series which are owned by the Company or any other obligor on the Debentures of that series or by any person directly or indirectly controlling or controlled by or under common control with the Company or any other obligor on the Debentures of that series shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Debentures of such series which the Trustee actually knows are so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debentures and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

     SECTION 8.05. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the holders of the majority or percentage in aggregate principal amount of the Debentures of a particular series specified in this Indenture in connection with such action, any holder of a Debenture of that series which is shown by the evidence to be included in the Debentures the holders of which have consented to such action may, by filing written notice with the Trustee, and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Debenture. Except as aforesaid, any such action taken by the holder of any Debenture shall be conclusive and binding upon such holder and upon all future holders and owners of such Debenture, and of any Debenture issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Debenture. Any action taken by the holders of the majority or percentage in aggregate principal amount of the Debentures of a particular series specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Debentures of that series.


                                ARTICLE NINE
                          Supplemental Indentures

     SECTION 9.01. In addition to any supplemental indenture otherwise authorized by this Indenture, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Debentureholders, for one or more of the following purposes:

          (a) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company contained herein or otherwise established with respect to the Debentures;

          (b) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions for the protection of the holders of the Debentures of all or any series as the Board of Directors and the Trustee shall consider to be for the protection of the holders of Debentures of all or any series, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions, conditions or provisions a default or an Event of Default with respect to that series permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction, condition or provision, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults), may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the holders of a majority in aggregate principal amount of the Debentures of such series to waive such default;

          (c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this indenture as shall not be inconsistent with the provisions of this Indenture and shall not adversely affect the interests of the holders of the Debentures of any series; or

          (d) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Debenture outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision.

     The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the holders of any of the Debentures at the time outstanding, notwithstanding any of the provisions of Section 9.02.

     SECTION 9.02. With the consent (evidenced as provided in Section 8.01) of the holders of not less than a majority in aggregate principal amount of the Debentures of each series affected by such supplemental indenture or indentures at the time outstanding, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Debentures of that series under this Indenture; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Debentures of any series, reduce the principal amount thereof, reduce the rate or extend the time of payment of interest thereon or reduce any premium payable upon the redemption thereof, without the consent of the holder of each Debenture so affected or (ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of each Debenture then outstanding and affected thereby.

     Upon the request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Debentureholders required to consent thereto as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.

     It shall not be necessary for the consent of the Debentureholders of any series affected thereby under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first-class postage prepaid, a notice, setting forth in general terms the substance of such supplemental indenture, to the Debentureholders of all series affected thereby as their names and addresses appear upon the Debenture Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     SECTION 9.03. Upon the execution of any supplemental indenture pursuant to the provisions of this Article or of Section 10.01, this Indenture shall, with respect to that series, be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Debentures of the series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 9.04. Debentures of any series, affected by a supplemental indenture, authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article or of
Section 10.01, may bear a notation in form approved by the Company, provided such form meets the requirements of any exchange upon which such series may be listed, as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debentures of that series so modified as to conform, in the opinion of the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Debentures of that series then outstanding.

     SECTION 9.05. The Trustee, subject to the provisions of Section 7.01, is entitled to receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof.


                                ARTICLE TEN
                       Consolidation, Merger and Sale

     SECTION 10.01. Nothing contained in this Indenture or in any of the Debentures shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or other disposition of the property of the Company or its successor or successors as an entirety, or substantially as an entirety, to any other corporation (whether or not affiliated with the Company or its successor or successors) authorized to acquire and operate the same; provided, however, the Company hereby covenants and agrees that, upon any such consolidation, merger, sale, conveyance, transfer or other disposition, the due and punctual payment of the principal of (premium, if any) and interest on all of the Debentures of all series in accordance with the terms of each series, according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of this Indenture with respect to each series or established with respect to each series pursuant to Section 2.01 to be kept or performed by the Company, shall be expressly assumed, by supplemental indenture (which shall conform to the provisions of the Trust Indenture Act as then in effect) satisfactory in form to the Trustee executed and delivered to the Trustee by the entity formed by such consolidation, or into which the Company shall have been merged, or by the entity which shall have acquired such property.

     SECTION 10.02. (a)In case of any such consolidation, merger, sale, conveyance, transfer or other disposition and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Debentures of all series outstanding and the due and punctual performance of all of the covenants and conditions of this Indenture or established with respect to each series of the Debentures pursuant to
Section 2.01 to be performed by the Company with respect to each series, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and thereupon the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Debentures, except the provisions of Section 7.06 to the extent such provisions relate to matters occurring before any such consolidation, merger, sale, conveyance, transfer or other disposition. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company or any other predecessor obligor on the Debentures, any or all of the Debentures issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor company, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any

Debentures which previously shall have been signed and delivered by the officers of the predecessor Company to the Trustee for authentication, and any Debentures which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debentures had been issued at the date of the execution hereof.

     (b) In case of any such consolidation, merger, sale, conveyance, transfer or other disposition, such changes in phraseology and form (but not in substance) may be made in the Debentures thereafter to be issued as may be appropriate.

     (c) Nothing contained in this Indenture or in any of the Debentures shall prevent the Company from merging into itself or acquiring by purchase or otherwise all or any part of the property of any other corporation (whether or not affiliated with the Company).

     SECTION 10.03. The Trustee, subject to the provisions of Section 7.01, is entitled to receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or other disposition, and any such assumption, comply with the provisions of this Article.


                               ARTICLE ELEVEN
                  Satisfaction and Discharge of Indenture;
                              Unclaimed Moneys

     SECTION 11.01. If at any time: (a) the Company shall have delivered to the Trustee for cancellation all Debentures of a series theretofore authenticated (other than any Debentures which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in
Section 2.07) and Debentures for whose payment money or Governmental Obligations has theretofore been deposited in trust or segregated and held in trust by the Company (and thereupon repaid to the Company or discharged from such trust, as provided in Section 11.06); (b) all such Debentures of a particular series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit or cause to be deposited with the Trustee as trust funds the entire amount in moneys or Governmental Obligations sufficient; or (c) a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay at maturity or upon redemption all Debentures of that series not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Company shall also pay or cause to be paid all other sums payable hereunder with respect to that series by the Company, then this Indenture shall thereupon cease to be of further effect with respect to such series except for the provisions of Sections 2.05, 2.07, 4.02 and 7.10, which shall survive until the date of maturity or redemption date, as the case may be, and Sections 7.06 and 11.06 which shall survive to such date and thereafter, and the Trustee, on demand of the Company and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to such series.

     SECTION 11.02. If at any time all such Debentures of a particular series not heretofore delivered to the Trustee for cancellation or which have not become due and payable as described in Section 11.01 shall have been paid by the Company by depositing irrevocably with the Trustee as trust funds moneys or an amount of Governmental Obligations sufficient to pay at maturity or upon redemption all such Debentures of that series not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Company shall also pay or cause to be paid all other sums payable hereunder by the Company with respect to that series, then after the date such moneys or Governmental Obligations, as the case may be, are deposited with the Trustee the obligations of the Company under this Indenture with respect to such series shall cease to be of further effect except for the provisions of Sections 2.05, 2.07, 4.02, 7.06, 7.10 and 11.06 hereof which shall survive until such Debentures shall mature and be paid. Thereafter, sections 7.06 and 11.05 shall survive. The release of the Company from its obligations under this Indenture, as provided for in this Section 11.02, shall be subject to the further condition that the Company first shall have caused to be delivered to the Trustee an Opinion of Counsel to the effect that Debentureholders of a series with respect to which a deposit has been made in accordance with this Section 11.02 will not realize income, gain or loss for federal income tax purposes as a result of such deposit and release, and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and release had not occurred.

     SECTION 11.03. If, in addition to satisfying the conditions set forth in Section 11.01 or 11.02 (except for the requirement of an Opinion of Counsel), the Company delivers to the Trustee an Opinion of Counsel to the effect that (a) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the date of this Indenture there has been a change in applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Debentureholders of a series with respect to which a deposit has been made in accordance with Section 11.01 or 11.02 will not realize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amount, in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred and (c) the deposit shall not result in the Company, the Trustee or the trust being deemed an "investment company" under the Investment Company Act of 1940, as amended, then, in such event, the Company will be deemed to have paid and discharged the entire indebtedness on that series and the holder thereof shall thereafter be entitled to receive payment solely from the trust fund described above.

     SECTION 11.04. All moneys or Governmental Obligations deposited with the Trustee pursuant to Sections 11.01 or 11.02 shall be held in trust and shall be available for payment as due, either directly or through any paying agent (including the Company acting as its own paying agent), to the holders of the particular series of Debentures for the payment or redemption of which such moneys or Governmental Obligations have been deposited with the Trustee.

     SECTION 11.05. In connection with the satisfaction and discharge of this Indenture all moneys or Governmental Obligations then held by any paying agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys or Governmental Obligations.

     SECTION 11.06. Any moneys or Governmental Obligations deposited with any paying agent or the Trustee, or then held by the Company, in trust for payment of principal of or premium or interest on the Debentures of a particular series that are not applied but remain unclaimed by the holders of such Debentures for at least two years after the date upon which the principal of (and premium, if any) or interest on such Debentures shall have respectively become due and payable, shall, upon written notice from the Company, be repaid to the Company on May 31 of each year or (if then held by the Company) shall be discharged from such trust; and thereupon the paying agent and the Trustee shall be released from all further liability with respect to such moneys or Governmental Obligations, and the holder of any of the Debentures entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company for the payment thereof.


                               ARTICLE TWELVE
             Immunity of Incorporators, Stockholders, Officers
                               and Directors

     SECTION 12.01. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Debenture, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debentures or implied therefrom; and that any and all such personal liability of every name and nature, either at common law, in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debentures or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Debentures.


                              ARTICLE THIRTEEN
                          Miscellaneous Provisions

     SECTION 13.01. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 13.02. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the corresponding board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

     SECTION 13.03. Except as otherwise expressly provided herein, any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Debentures to or on the Company may be given or served by being deposited first-class postage prepaid in a post-office letter box addressed (until another address is filed in writing by the Company with the Trustee), as follows: PacifiCorp, 700 NE Multnomah, Suite 1600, Attention: Richard T. O'Brien. Any notice, election, request or demand by the Company or any Debentureholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office of the Trustee.

     SECTION 13.04. This Indenture and each Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of that State, without regard to the conflicts of laws principles thereof.

     SECTION 13.05. (a)Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

     (b) Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant in this Indenture (other than the certificate provided pursuant to Section 5.03(d) of this Indenture) shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and
(4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     SECTION 13.06. Simultaneously with the execution of this Indenture, the Company shall deliver to the Trustee an Opinion of Counsel stating that, in the opinion of such counsel, (a) this Indenture has been duly authorized by and lawfully executed and delivered on behalf of the Company, is in full force and effect and is legal, valid and binding upon the Company in accordance with its terms, except to the extent limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights and (b) the Debentures have been authorized, executed and delivered by the Company and constitute legal, valid and binding obligations of the Company in accordance with their terms.

     SECTION 13.07. Except as provided pursuant to Section 2.01 pursuant to a Board Resolution, and as set forth in an Officers' Certificate, or established in one or more indentures supplemental to this Indenture, in any case where the date of maturity of interest or principal of any Debenture or the date of redemption of any Debenture shall not be a Business Day then payment of interest or principal (and premium, if any) may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of maturity or redemption, and no interest shall accrue for the period after such nominal date.

     SECTION 13.08. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of Section 3.18(c) of the Trust Indenture Act, such imposed duties shall control.

     SECTION 13.09. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute one and the same instrument.

     SECTION 13.10. In case any one or more of the provisions contained in this Indenture or in the Debentures of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Debentures, but this Indenture and such Debentures shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

     SECTION 13.11. The Company will have the right at all times to assign any of its rights or obligations under this Indenture to a direct or indirect wholly-owned subsidiary of the Company; provided that, in the event of any such assignment, the Company will remain liable for all such obligations. Subject to the foregoing, the Indenture is binding upon and inures to the benefit of the parties thereto and their respective successors and assigns. The Indenture may not otherwise be assigned by the parties thereto.

     SECTION 13.12. The parties intend that, for each holder of a Debenture and each person that acquires a beneficial ownership interest in a Debenture, such Debentures shall constitute indebtedness for purposes of United States federal, state and local taxes.


                              ARTICLE FOURTEEN
                        Subordination of Debentures

     SECTION 14.01. The Company covenants and agrees, and each holder of Debentures issued hereunder by his acceptance thereof likewise covenants and agrees, that all Debentures shall be issued subject to the provisions of this Article Fourteen; and each holder of a Debenture, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

     The payment of the principal of and premium, if any, and interest on all Debentures issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred. No provision of this Article Fourteen shall prevent the occurrence of any default or Event of Default hereunder.

     SECTION 14.02. In the event and during the continuation of any default in the payment of principal, premium, interest or any payment due on any Senior Indebtedness continuing beyond the period of grace, if any, specified in the instrument evidencing such Senior Indebtedness (and the Trustee has received written notice thereof from the Company or one or more holders of Senior Indebtedness or their representative or representatives or a trustee), unless and until such default shall have been cured or waived or shall have ceased to exist, and in the event that the maturity of any Senior Indebtedness has been accelerated because of a default (and the Trustee has received written notice thereof from the Company or one or more holders of Senior Indebtedness or their representative or representatives or a trustee), then no payment shall be made by the Company with respect to the principal (including redemption and sinking fund payments) of or premium, if any, or interest on the Debentures.

     In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any holder when such payment is prohibited by the preceding paragraph of this Section 14.02, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee within 90 days of such payment of the amounts then due and owing on the Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.

     SECTION 14.03. Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made on account of the principal (and premium, if any) or interest on the Debentures; and upon any such dissolution, winding-up, liquidation or reorganization, any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Debentures or the Trustee would be entitled, except for the provisions of this Article Fourteen, shall be paid by the Company, by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, by the holders of the Debentures or by the Trustee under this Indenture if received by them or it directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the holders of Debentures or to the Trustee.

     In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee or the holders of the Debentures before all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

     For purposes of this Article Fourteen, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article Fourteen with respect to the Debentures to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Ten hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 14.03 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Ten hereof. Nothing in Section 14.02 or in this Section
14.03 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.06.

     SECTION 14.04. Subject to the payment in full of all Senior Indebtedness, the rights of the holders of the Debentures shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Debentures shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the holders of the Debentures or the Trustee would be entitled except for the provisions of this Article Fourteen, and no payment over pursuant to the provisions of this Article Fourteen, to or for the benefit of the holders of Senior Indebtedness by holders of the Debentures or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the holders of the Debentures, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provisions of this Article Fourteen are and are intended solely for the purposes of defining the relative rights of the holders of the Debentures, on the one hand, and the holders of the Senior Indebtedness on the other hand.

     Nothing contained in this Article Fourteen or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holders of the Debentures, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Debentures the principal of (and premium, if any) and interest on the Debentures as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Debentures and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Fourteen of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

     Upon any payment or distribution of assets of the Company referred to in this Article Fourteen, the Trustee, subject to the provision of Section 7.01, and the holders of the Debentures shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the holders of the Debentures, for the purposes of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount hereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fourteen.

     SECTION 14.05. Each holder of a Debenture by acceptance thereof authorizes and directs the Trustee in his, her or its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Fourteen and appoints the Trustee his attorney-in-fact for any and all such purposes.

     SECTION 14.06. The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company which would prohibit the making of any payment of monies to or by the Trustee or paying agent in respect of the Debentures pursuant to the provisions of this Article Fourteen. Notwithstanding the provisions of this Article Fourteen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee or paying agent in respect of the Debentures pursuant to the provisions of this Article Fourteen, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 7.01, shall be entitled in all respects to assume that no such facts exist; provided that if the Trustee shall not have received the notice provided for in this
Section 14.06 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Debenture), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

     The Trustee, subject to the provisions of Section 7.01, shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Fourteen, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article Fourteen, and if such evidence is not furnished the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

     SECTION 14.07. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Fourteen in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Fourteen, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Section 7.01, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to holders of Debentures, the Company or any other person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article Fourteen or otherwise.

     SECTION 14.08. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

     Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the holders of the Debentures, without incurring responsibility to the holders of the Debentures and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the holders of the Debentures to the holders of Senior Indebtedness, do any one or more of the following:
(i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding;
(ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any person liable in any manner for the collection of Senior Indebtedness; and
(iv) exercise or refrain from exercising any rights against the Company and any other person.

     The Bank of New York, as Trustee, hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                       PACIFICORP


                                       By: RICHARD T. O'BRIEN
                                           ----------------------------------
                                           Richard T. O'Brien, Vice President

Attest:


By: SALLY A. NOFZIGER
    ------------------------------
    Sally A. Nofziger, Secretary


                                       THE BANK OF NEW YORK
                                       as Trustee


                                       By: VIVIAN GEORGES
                                           ----------------------------------
                                           Its: Assistant Vice President

Attest:


By: PAUL SCHMALZEL
    ------------------------------
    Its: Assistant Treasurer




STATE OF OREGON         )
                        ) ss.
COUNTY OF MULTNOMAH     )

     On May 25, 1995 before me personally appeared Richard T. O'Brien and Sally A. Nofziger personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

     Witness my hand and official seal.


SHERYL LEE STRATTON
- ----------------------------------
Signature of Notary Public
My Commission Expires: 5/25/96

STATE OF ______________ )
                        ) ss.
COUNTY OF _____________ )

     On this day of May 26, 1995 before me personally appeared Vivian Georges and Paul Schmalzel proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies) and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     Witness my hand and official seal.


TIMOTHY J. SHEA
- ----------------------------------
Signature of Notary Public
My Commission Expires: May 5, 1996

                                 PACIFICORP


                                    AND


                           THE BANK OF NEW YORK,
                                 as Trustee

                            --------------------


                        FIRST SUPPLEMENTAL INDENTURE

                          Dated as of May 1, 1995


                                     TO


                                 INDENTURE


                          Dated as of May 1, 1995

                            --------------------


    8 3/8% Junior Subordinated Deferrable Interest Debentures, Series A

          FIRST SUPPLEMENTAL INDENTURE, dated as of the 1st day of May, 1995 (the "First Supplemental Indenture"), between PACIFICORP, a corporation duly organized and existing under the laws of the State of Oregon (hereinafter sometimes referred to as the "Company"), and THE BANK OF NEW YORK, a New York banking corporation organized and existing under the laws of the State of New York, as trustee (hereinafter sometimes referred to as the "Trustee") (under the Indenture dated as of May 1, 1995 between the Company and the Trustee (the "Indenture;" all terms used and not defined herein are used as defined in the Indenture).

          WHEREAS, the Company executed and delivered the Indenture to the Trustee to provide for the future issuance of its junior subordinated debentures (the "Debentures"), which Debentures are to be issued from time to time in such series as may be determined by the Company under the Indenture, in an unlimited aggregate principal amount which may be authenticated and delivered thereunder as in the Indenture provided; and

          WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of a new series of its Debentures to be known as its 8 3/8% Junior Subordinated Deferrable Interest Debentures, Series A (such series being hereinafter referred to as the "Series A Debentures"), the form and substance of such Series A Debentures and the terms, provisions and conditions thereof to be set forth as provided in the Indenture and this First Supplemental Indenture; and

          WHEREAS, the Company desires and has requested the Trustee to join with it in the execution and delivery of this First Supplemental Indenture, and all requirements necessary to make this First Supplemental Indenture a valid instrument, in accordance with its terms, and to make the Series A Debentures, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

          NOW, THEREFORE, in consideration of the purchase and acceptance of the Series A Debentures by the holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form and substance of the Series A Debentures and the terms, provisions and conditions thereof, the Company covenants and agrees with the Trustee as follows:

                                ARTICLE ONE
                      General Terms and Conditions of
                          the Series A Debentures

          SECTION 1.01. There shall be and is hereby authorized a series of Debentures designated the "8 3/8% Junior Subordinated Deferrable Interest Debentures, Series A," limited in aggregate principal amount to $120,000,000, which amount shall be as set forth in any written order of the Company for the authentication and delivery of Series A Debentures. The Series A Debentures shall mature and the principal shall be due and payable, together with all accrued and unpaid interest thereon, on June 30, 2035, and shall be issued in the form of registered Series A Debentures without coupons.

          SECTION 1.02. The Series A Debentures shall be issued as a Global Debenture and registered in the name of the Depository or its nominee. The Depository for the Series A Debentures shall be The Depository Trust Company, New York, New York, subject to the appointment of a successor Depository as provided in the Indenture. Series A Debentures represented by the Global Debenture will not be exchangeable for, and will not otherwise be issuable as, Series A Debentures in certificated form, except in the event that the Company discontinues its use of a Depository. Principal of and interest on the Series A Debentures issued in certificated form will be payable, the transfer of such Series A Debentures will be registrable and such Series A Debentures will be exchangeable for Series A Debentures bearing identical terms and provisions at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Debenture Register or by wire transfer to an account maintained by the registered holder as specified in the Debenture Register. PacifiCorp and the Trustee will act as co-paying agents for the Series A Debentures so long as the Series A Debentures are represented by a Global Debenture. Payments of principal of and interest on the Series A Debentures issued as a Global Debenture will be made to the Depository.

          SECTION 1.03. Each Series A Debenture will bear interest at the rate of 8 3/8% per annum from and including the original date of issuance or from the most recent Interest Payment Date referred to below to which interest has been paid or duly provided for until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum, payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year (each, an "Interest Payment Date"), commencing on June 30, 1995, to the person in whose name such Series A Debenture or any predecessor Series A Debenture is registered at the close of business on the Business Day next preceding each such Interest Payment Date (each, a "Record Date"); provided, however, that if the Series A Debentures shall not remain in the form of a Global Debenture, the Company shall have the right to select another record date, which shall be any day prior to, but not more than 15 days preceding, an Interest Payment Date. Any such interest installment not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the registered holder on the relevant Record Date, and may be paid to the person in whose name the Series A Debenture (or one or more predecessor Debentures) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered holders of the Series A Debentures not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series A Debentures may then be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture; provided, however, that interest (other than interest described in the next sentence) shall not be considered payable by the Company on any Interest Payment Date falling within an Extension Period (as defined in Section 3.01 below), unless the Company has elected to make a full or partial payment of interest accrued on the Series A Debentures on that Interest Payment Date. Any partial payment of interest accrued on the Series A Debentures on any Interest Payment Date falling within an Extension Period shall be paid pro rata to such registered holders based upon the principal amount of Series A Debentures then held by such registered holders.

          The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months and, for any period shorter than a full calendar month, on the basis of the actual number of days elapsed in such period. In the event that any date on which interest is payable on the Series A Debentures is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                                ARTICLE TWO
                   Redemption of the Series A Debentures

          Subject to the terms of Article Three of the Indenture, the Company shall have the right to redeem the Series A Debentures, in whole or in part, from time to time, on or after May 31, 2000, at a redemption price equal to 100% of the principal amount of Series A Debentures to be redeemed plus any accrued and unpaid interest thereon to the date of such redemption. If the Series A Debentures are only partially redeemed pursuant to this Section, the Series A Debentures will be redeemed by lot or by any other method utilized by the Trustee.

                               ARTICLE THREE
                    Extension of Interest Payment Period

          SECTION 3.01. Subject to Section 4.06 of the Indenture, so long as the Company shall not be in default in the payment of interest on the Series A Debentures, the Company shall have the right, at any time during the term of the Series A Debentures, to extend any interest payment period of such Series A Debentures at any time and from time to time for a period not to exceed 20 consecutive calendar quarters from the last Interest Payment Date to which interest was paid in full (each, an "Extension Period"), provided that such Extension Period ends on another Interest Payment Date. No interest shall be due and payable during an Extension Period, but on the Interest Payment Date occurring at the end of each Extension Period the Company shall pay to the holders of record on the Record Date for such Interest Payment Date (regardless of who the holders of record may have been on other dates during such Extension Period) all accrued and unpaid interest on the Series A Debentures, together with interest thereon at the rate specified for the Series A Debentures. Prior to the termination of any Extension Period, the Company may pay all or (subject to the last sentence of the first paragraph of Section 1.03 above) any portion of the interest accrued on the Series A Debentures on any Interest Payment Date to holders of record on the Record Date for that Interest Payment Date or may from time to time further extend such Extension Period, provided that any such Extension Period, together with all such previous and further extensions thereof, shall not exceed 20 consecutive calendar quarters. If the Company shall elect to pay all of the interest accrued on the Series A Debentures on an Interest Payment Date during an Extension Period, that Extension Period shall automatically terminate on that Interest Payment Date. Upon the termination of an Extension Period and the payment of all amounts of interest then due, the Company may commence a new Extension Period, subject to the foregoing requirements.

          SECTION 3.02. The Company shall give the Trustee written notice of (i) any election by the Company to initiate an Extension Period and the duration thereof, (ii) any election by the Company to extend an Extension Period beyond the Interest Payment Date on which that Extension Period is then scheduled to terminate and the duration of such extension and (iii) any election by the Company to make a full or partial payment of interest accrued on the Series A Debentures on any Interest Payment Date during an Extension Period and the amount of such payment. In no event shall such notice by the Company be given less than 15 Business Days prior to the later of (A) the Record Date next preceding the applicable Interest Payment Date and (B) five Business Days prior to such Interest Payment Date. Upon receipt of any such notice, the Trustee shall give written notice of the Company's election by mail to the Series A Debentureholders not less than 10 Business Days prior to such Interest Payment Date. The Company shall make a public announcement of any such election in accordance with New York Stock Exchange rules not less than five Business Days prior to such Record Date.

                                ARTICLE FOUR
                         Form of Series A Debenture

          The Series A Debentures and the Trustee's Certificate of Authentication to be endorsed thereon are to be substantially in the following forms:

                        (FORM OF FACE OF DEBENTURE)

          This Debenture is a Global Debenture within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Debenture is exchangeable for Debentures registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Debenture (other than a transfer of this Debenture as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

          Unless this Debenture is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Debenture issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No. ________________                                         $_____________

CUSIP No. _________

                                 PACIFICORP

         8 3/8% JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURE,
                                  SERIES A

          PACIFICORP, a corporation duly organized and existing under the laws of the State of Oregon (herein referred to as the "Company", which term includes any successor corporation under the Indenture), for value received, hereby promises to pay to _____________________, or registered assigns, the principal sum of $__________ Dollars on June 30, 2035, and to pay interest on such principal sum from and including __________ ___, 1995 or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on June 30, 1995, at the rate of 8 3/8% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months and, for any period shorter than a full calendar month, on the basis of the actual number of days elapsed in such period. In the event that any date on which interest is payable on this Debenture is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Debenture (or one or more Predecessor Debentures, as defined in the Indenture) is registered at the close of business on the Business Day next preceding that Interest Payment Date (each, a "Record Date"); provided, however, that if this Debenture shall not remain in the form of a Global Debenture, the Company shall have the right to select another record date, which shall be any day prior to, but not more than 15 days preceding, an Interest Payment Date. Any such interest installment not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the registered holder on the relevant Record Date, and may be paid to the person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered holders of this series of Debentures not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which Debentures of this series may then be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture hereinafter referred to; provided, however, that interest shall not be considered payable by the Company on any Interest Payment Date falling within an Extension Period (as defined below), unless the Company has elected to make a full or partial payment of interest accrued on this Debenture on that Interest Payment Date. Any partial payment of interest accrued on this series of Debentures on any Interest Payment Date falling within an Extension Period shall be paid pro rata to the registered holder of this Debenture based upon the principal amount of this Debenture in relation to the aggregate principal amount of all Debentures of this series then outstanding. The principal of and the interest on this Debenture shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Debenture Register or, with respect to a registered holder of $1,000,000 or more in aggregate principal amount of Debentures who has delivered a written request to the Trustee at least 14 days prior to the relevant Interest Payment Date electing to have payments made by wire transfer to a designated account in the United States, by wire transfer of immediately available funds to such designated account.

          The indebtedness evidenced by this Debenture is, to the extent provided in the Indenture, subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Debenture is issued subject to the provisions of the Indenture with respect thereto. Each holder of this Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee its attorney-in-fact for any and all such purposes. Each holder hereof, by its acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon those provisions.

          This Debenture shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

          The provisions of this Debenture are contained on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Instrument to be executed.

Dated: ______________________

                                       PACIFICORP


                                       By
                                          --------------------------------
                                          Its:

Attest:


- ----------------------------------
            Secretary

                  (FORM OF CERTIFICATE OF AUTHENTICATION)
                       CERTIFICATE OF AUTHENTICATION

          This is one of the Debentures of the series of Debentures described in the within-mentioned Indenture.

THE BANK OF NEW YORK
- ----------------------------------      -----------------------------------
        as Trustee                  or        as Authentication Agent

By
- ----------------------------------      -----------------------------------
        Authorized Signatory                    Authorized Signatory

                       (FORM OF REVERSE OF DEBENTURE)

          This Debenture is one of a duly authorized series of debentures of the Company (herein sometimes referred to as the "Debentures"), specified in the Indenture (as defined below), all issued or to be issued in one or more series under and pursuant to an Indenture dated as of May 1, 1995 duly executed and delivered between the Company and THE BANK OF NEW YORK, a New York banking corporation duly organized and existing under the laws of the State of New York, as Trustee (herein referred to as the "Trustee"), as supplemented by the First Supplemental Indenture dated as of May 1, 1995 between the Company and the Trustee (such Indenture as so supplemented being hereinafter referred to as the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Debentures. By the terms of the Indenture, the Debentures are issuable in series which may vary as to amount, date of maturity, rate of interest and in other respects as in the Indenture provided. This series of Debentures is limited in aggregate principal amount as specified in the First Supplemental Indenture.

          Subject to the terms of Article Three of the Indenture, the Company shall have the right to redeem the Debentures of this series at the option of the Company, without premium or penalty, in whole or in part at any time and from time to time on or after May 31, 2000 (an "Optional Redemption"), at a redemption price equal to 100% of the principal amount of the Debentures of this series to be redeemed plus any accrued and unpaid interest thereon to the date of such redemption. If the Debentures of this series are only partially redeemed by the Company pursuant to an Optional Redemption, the Debentures of this series will be redeemed by lot or by any other method utilized by the Trustee.

          In the event of redemption of this Debenture in part only, a new Debenture or Debentures of this series for the unredeemed portion hereof will be issued in the name of the holder hereof upon the cancellation hereof.

          In case an Event of Default, as defined in the Indenture, with respect to the Debentures of this series shall have occurred and be continuing, the principal of all of the Debentures of this series may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

          The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Debentures of this series upon compliance by the Company with certain conditions set forth therein.

          The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Debentures of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Debentures; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Debentures of any series, reduce the principal amount thereof, reduce the rate or extend the time of payment of interest thereon or reduce any premium payable upon the redemption thereof, without the consent of the holder of each Debenture so affected or
(ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of each Debenture then outstanding and affected thereby. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Debentures of all series at the time outstanding affected thereby, on behalf of the holders of the Debentures of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Debentures of such series, which default may be waived by the unanimous consent of the holders affected. Any such consent or waiver by the registered holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture and of any Debenture issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Debenture.

          No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the time and place and at the rate and in the money herein prescribed.

          Subject to Section 4.06 of the Indenture, so long as the Company shall not be in default in the payment of interest on this series of Debentures, the Company shall have the right, at any time during the term of this series of Debentures, to extend any interest payment period of this series of Debentures at any time and from time to time for a period not to exceed 20 consecutive calendar quarters from the last Interest Payment Date to which interest was paid in full (each, an "Extension Period"), provided that such Extension Period ends on another Interest Payment Date. No interest shall be due and payable during an Extension Period, but on the Interest Payment Date occurring at the end of each Extension Period the Company shall pay to the holders of record on the Record Date for such Interest Payment Date (regardless of who the holders of record may have been on other dates during such Extension Period) all accrued and unpaid interest on this series of Debentures, together with interest thereon, at the rate specified for this series of Debentures. Prior to the termination of any Extension Period, the Company may pay all or (subject to the provisions concerning pro rata payment in the penultimate sentence of the first paragraph on the face of this Debenture) any portion of the interest accrued on this series of Debentures on any Interest Payment Date to holders of record on the Record Date for that Interest Payment Date or may from time to time further extend such Extension Period, provided that any such Extension Period, together with all such previous and further extensions thereof, shall not exceed 20 consecutive calendar quarters. If the Company shall elect to pay all of the interest accrued on this series of Debentures on an Interest Payment Date during an Extension Period, that Extension Period shall automatically terminate on that Interest Payment Date. Upon the termination of an Extension Period and the payment of all amounts of interest then due, the Company may commence a new Extension Period, subject to the foregoing requirements.

          As provided in the Indenture and subject to certain limitations therein set forth, this Debenture is transferable by the registered holder hereof on the Debenture Register of the Company, upon surrender of this Debenture for registration of transfer at the office or agency of the Company designated for such purpose in the Borough of Manhattan, The City of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by the registered holder hereof or its attorney duly authorized in writing, and thereupon one or more new Debentures of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

          Prior to due presentment for registration of transfer of this Debenture, the Company, the Trustee, any paying agent and any Debenture Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Debenture shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Debenture Registrar) for the purpose of receiving payment of or on account of the principal hereof, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Debenture Registrar shall be affected by any notice to the contrary.

          No recourse shall be had for the payment of the principal of or the interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

          This Global Debenture is exchangeable for Debentures in certificated form only under certain limited circumstances set forth in the Indenture. The Debentures of this series are issuable only in registered form without coupons in denominations of $25 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations herein and therein set forth, Debentures of this series so issued are exchangeable for a like aggregate principal amount of Debentures of this series of a different authorized denomination, as requested by the holder surrendering the same.

          All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                ARTICLE FIVE
                   Original Issue of Series A Debentures

          Series A Debentures in the aggregate principal amount of $120,000,000 may, upon execution of this First Supplemental Indenture, or from time to time thereafter, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver such Debentures to or upon the written order of the Company, signed by its Chairman, President or any Vice President and its Treasurer or an Assistant Treasurer, without any further action by the Company.

                                ARTICLE SIX
                          Miscellaneous Provisions

          SECTION 6.01. Except as otherwise expressly provided in this First Supplemental Indenture or in the form of Series A Debenture or otherwise clearly required by the context hereof or thereof, all terms used herein or in the form of Series A Debenture that are defined in the Indenture shall have the several meanings respectively assigned to them thereby.

          SECTION 6.02. The Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

          SECTION 6.03. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

          SECTION 6.04. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, on the date or dates indicated in the acknowledgments and as of the day and year first above written.

                                       PACIFICORP


                                       By: RICHARD T. O'BRIEN
                                           ----------------------------------
                                           Richard T. O'Brien, Vice President

Attest:


SALLY A. NOFZIGER
- ----------------------------------
Sally A. Nofziger, Secretary


                                       THE BANK OF NEW YORK, as Trustee


                                       By: VIVIAN GEORGES
                                           ----------------------------------
                                           Vivian Georges
                                           Assistant Vice President

Attest:


PAUL J. SCHMALZEL
- ----------------------------------
Paul J. Schmalzel
Assistant Treasurer

STATE OF NEW YORK       )
                        ) ss.
COUNTY OF               )

          On the 30th day of May, 1995, before me personally came Vivian Georges and Paul Schmalzel to me known, who, being by me duly sworn, did depose and say that they reside at New York, New York; that they are AVP and AT, respectively, of The Bank of New York, one of the corporations described in and which executed the above instrument; that they know the corporate seal of the corporation; that the seal affixed to that instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of that corporation and that they signed their names thereto by like authority.

                                       WILLIAM J. CASSELS
                                       -----------------------------------
                                       NOTARY PUBLIC
                                       My Commission Expires: May 18, 1996


STATE OF OREGON         )
                        ) ss.
COUNTY OF MULTNOMAH     )

          On the 26th day of May, 1995, before me personally came Richard
T. O'Brien and Sally A. Nofziger to me known, who, being by me duly sworn, did depose and say that they reside at Portland, Oregon; that they are a Vice President and Secretary, respectively, of PacifiCorp, one of the corporations described in and which executed the above instrument; that they know the corporate seal of the corporation; that the seal affixed to that instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of that corporation and that they signed their names thereto by like authority.

                                       SHERYL LEE STRATTON
                                       -----------------------------------
                                       NOTARY PUBLIC
                                       My Commission Expires: May 25, 1996

                                 PACIFICORP


                                    AND


                           THE BANK OF NEW YORK,
                                 as Trustee

                            --------------------


                       SECOND SUPPLEMENTAL INDENTURE

                        Dated as of October 1, 1995


                                     TO


                                 INDENTURE


                          Dated as of May 1, 1995

                            --------------------


     8.55% Junior Subordinated Deferrable Interest Debentures, Series B

          SECOND SUPPLEMENTAL INDENTURE, dated as of the 1st day of October, 1995 (the "Second Supplemental Indenture"), between PACIFICORP, a corporation duly organized and existing under the laws of the State of Oregon (hereinafter sometimes referred to as the "Company"), and THE BANK OF NEW YORK, a New York banking corporation, as trustee (hereinafter sometimes referred to as the "Trustee") (under the Indenture dated as of May 1, 1995 between the Company and the Trustee (the "Indenture"; all terms used and not defined herein are used as defined in the Indenture)).

          WHEREAS, the Company executed and delivered the Indenture to the Trustee to provide for the future issuance of its junior subordinated debentures (the "Debentures"), which Debentures are to be issued from time to time in such series as may be determined by the Company under the Indenture, in an unlimited aggregate principal amount which may be authenticated and delivered thereunder as in the Indenture provided; and

          WHEREAS, the Company and the Trustee previously executed and delivered a First Supplemental Indenture dated as of May 1, 1995 (the "First Supplemental Indenture") and in accordance therewith the Company issued a series of Debentures designated the "8 3/8% Junior Subordinated Deferrable Interest Debentures, Series A, Due 2025" in the aggregate principal amount of $120,000,000; and

          WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of a new series of its Debentures to be known as its 8.55% Junior Subordinated Deferrable Interest Debentures, Series B (such series being hereinafter referred to as the "Series B Debentures"), the form and substance of such Series B Debentures and the terms, provisions and conditions thereof to be set forth as provided in the Indenture and this Second Supplemental Indenture; and

          WHEREAS, the Company desires and has requested the Trustee to join with it in the execution and delivery of this Second Supplemental Indenture, and all requirements necessary to make this Second Supplemental Indenture a valid instrument, in accordance with its terms, and to make the Series B Debentures, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

          NOW, THEREFORE, in consideration of the purchase and acceptance of the Series B Debentures by the holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form and substance of the Series B Debentures and the terms, provisions and conditions thereof, the Company covenants and agrees with the Trustee as follows:

                                ARTICLE ONE
                      General Terms and Conditions of
                          the Series A Debentures

          SECTION 1.01. There shall be and is hereby authorized a series of Debentures designated the "8.55% Junior Subordinated Deferrable Interest Debentures, Series B," limited in aggregate principal amount to $125,000,000, which amount shall be as set forth in any written order of the Company for the authentication and delivery of Series B Debentures. The Series B Debentures shall mature and the principal shall be due and payable, together with all accrued and unpaid interest thereon, on December 31, 2025, and shall be issued in the form of registered Series B Debentures without coupons.

          SECTION 1.02. Principal and interest on the Series B Debentures will be payable, the transfer of such Series B Debentures will be registrable and such Series B Debentures will be exchangeable for Series B Debentures bearing identical terms and provisions at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Debenture Register or, with respect to a registered holder of $1,000,000 or more in aggregate principal amount of Series B Debentures who has delivered a written request to the Trustee at least 14 days prior to the relevant Interest Payment Date (as defined in Section 1.03 below) electing to have payments made by wire transfer to a designated account in the United States, by wire transfer of immediately available funds to such designated account.

          SECTION 1.03. Each Series B Debenture will bear interest at the rate of 8.55% per annum from and including the original date of issuance or from the most recent Interest Payment Date referred to below to which interest has been paid or duly provided for until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum, payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year (each, an "Interest Payment Date"), commencing on December 31, 1995, to the person in whose name such Series B Debenture or any predecessor Series B Debenture is registered at the close of business on the March 15, June 15, September 15 or December 15, respectively, preceding that Interest Payment Date (each, a "Record Date"). Any such interest installment not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the registered holder on the relevant Record Date, and may be paid to the person in whose name the Series B Debenture (or one or more predecessor Debentures) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered holders of the Series B Debentures not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series B Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture; provided, however, that interest (other than interest described in the next sentence) shall not be considered payable by the Company on any Interest Payment Date falling within an Extension Period (as defined in Section 3.01 below), unless the Company has elected to make a full or partial payment of interest accrued on the Series B Debentures on that Interest Payment Date. Any partial payment of interest accrued on the Series B Debentures on any Interest Payment Date falling within an Extension Period shall be paid pro rata to such registered holders based upon the principal amount of Series B Debentures then held by such registered holders. In addition, each Series B Debenture will bear interest at the rate of 7.92% per annum from and including August 6, 1995 to and including October 4, 1995, payable on December 31, 1995 to the person in whose name such Series B Debenture or any predecessor Series B Debenture is registered at the close of business on December 15, 1995.

          The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months and, for any period shorter than a full calendar month, on the basis of the actual number of days elapsed in such period. In the event that any date on which interest is payable on the Series B Debentures is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                                ARTICLE TWO
                   Redemption of the Series B Debentures

          Subject to the terms of Article Three of the Indenture, the Company shall have the right to redeem the Series B Debentures, in whole or in part, from time to time, on or after May 31, 1997, at a redemption price equal to 100% of the principal amount of Series B Debentures to be redeemed plus any accrued and unpaid interest thereon to the date of such redemption. If the Series B Debentures are only partially redeemed pursuant to this Section, the Series B Debentures will be redeemed by lot or by any other method utilized by the Trustee.

                               ARTICLE THREE
                    Extension of Interest Payment Period

          SECTION 3.01. Subject to Section 4.06 of the Indenture, so long as the Company shall not be in default in the payment of interest on the Series B Debentures, the Company shall have the right, at any time during the term of the Series B Debentures, to extend any interest payment period of such Series B Debentures at any time and from time to time for a period not to exceed 20 consecutive calendar quarters from the last Interest Payment Date to which interest was paid in full (each, an "Extension Period"), provided that such Extension Period ends on another Interest Payment Date. No interest shall be due and payable during an Extension Period, but on the Interest Payment Date occurring at the end of each Extension Period the Company shall pay to the holders of record on the Record Date for such Interest Payment Date (regardless of who the holders of record may have been on other dates during the Extension Period) all accrued and unpaid interest on the Series B Debentures, together with interest thereon at the rate specified for the Series B Debentures. Prior to the termination of any Extension Period, the Company may pay all or (subject to the last sentence of the first paragraph of Section 1.03 above) any portion of the interest accrued on the Series B Debentures on any Interest Payment Date to holders of record on the Record Date for that Interest Payment Date or may from time to time further extend such Extension Period, provided that any such Extension Period, together with all such previous and further extensions thereof, shall not exceed 20 consecutive calendar quarters. If the Company shall elect to pay all of the interest accrued on the Series B Debentures on an Interest Payment Date during an Extension Period, that Extension Period shall automatically terminate on that Interest Payment Date. Upon the termination of an Extension Period and the payment of all amounts of interest then due, the Company may commence a new Extension Period, subject to the foregoing requirements.

          SECTION 3.02. The Company shall give the Trustee written notice of (i) any election by the Company to initiate an Extension Period and the duration thereof, (ii) any election by the Company to extend an Extension Period beyond the Interest Payment Date on which that Extension Period is then scheduled to terminate and the duration of such extension and (iii) any election by the Company to make a full or partial payment of interest accrued on the Series B Debentures on any Interest Payment Date during an Extension Period and the amount of such payment. In no event shall such notice by the Company be given less than 15 Business Days prior to the later of (A) the Record Date next preceding the applicable Interest Payment Date and (B) five Business Days prior to such Interest Payment Date. Upon receipt of any such notice, the Trustee shall give written notice of the Company's election by mail to the Series B Debentureholders not less than 10 Business Days prior to such Interest Payment Date. The Company shall make a public announcement of any such election in accordance with New York Stock Exchange rules not less than five Business Days prior to such Record Date.

                                ARTICLE FOUR
                         Form of Series B Debenture

          The Series B Debentures and the Trustee's Certificate of Authentication to be endorsed thereon are to be substantially in the following forms:

                        (FORM OF FACE OF DEBENTURE)

          [If the Debenture is to be a Global Debenture, insert - This Debenture is a Global Debenture within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Debenture is exchangeable for Debentures registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Debenture (other than a transfer of this Debenture as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

          Unless this Debenture is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Debenture issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

No. ________________       Number of 8.55% Junior Subordinated Deferrable
                      Interest Debentures, Series B, $25 Principal Amount Each:
                      ------------ (------------------------------------------)

CUSIP No. 695114611

                                 PACIFICORP

                                   8.55%
             JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURE,
                                  SERIES B

          PACIFICORP, a corporation duly organized and existing under the laws of the State of Oregon (herein referred to as the "Company", which term includes any successor corporation under the Indenture), for value received, hereby promises to pay to _____________________ or registered assigns, the principal sum equal to the amount obtained by multiplying the number of 8.55% Junior Subordinated Deferrable Interest Debentures, Series B, $25 principal amount each, set forth above by $25, on December 31, 2025, and to pay interest on such principal sum from and including October 5, 1995 or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 1995, at the rate of 8.55% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months and, for any period shorter than a full calendar month, on the basis of the actual number of days elapsed in such period. In the event that any date on which interest is payable on this Debenture is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Debenture (or one or more Predecessor Debentures, as defined in the Indenture) is registered at the close of business on the March 15, June 15, September 15 or December 15, respectively, preceding that Interest Payment Date (each, a "Record Date"). Any such interest installment not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the registered holder on the relevant Record Date, and may be paid to the person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered holders of this series of Debentures not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may then be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture hereinafter referred to; provided, however, that interest (other than Pre-Issuance Accrued Interest (as defined below)) shall not be considered payable by the Company on any Interest Payment Date falling within an Extension Period (as defined below), unless the Company has elected to make a full or partial payment of interest accrued on this Debenture on that Interest Payment Date. Any partial payment of interest accrued on this series of Debentures on any Interest Payment Date falling within an Extension Period shall be paid pro rata to the registered holder of this Debenture based upon the principal amount of this Debenture in relation to the aggregate principal amount of all Debentures of this series then outstanding. In addition, this Debenture will bear interest at the rate of 7.92% per annum from and including August 6, 1995 to and including October 4, 1995, payable on December 15, 1995 ("Pre-Issuance Accrued Interest") to the person in whose name this Debenture (or one or more Predecessor Debentures) is registered on the close of business on December 15, 1995. The principal of (and premium, if any) and the interest on this Debenture shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Debenture Register or, with respect to a registered holder of $1,000,000 or more in aggregate principal amount of Debentures who has delivered a written request to the Trustee at least 14 days prior to the relevant Interest Payment Date electing to have payments made by wire transfer to a designated account in the United States, by wire transfer of immediately available funds to such designated account.

          The indebtedness evidenced by this Debenture is, to the extent provided in the Indenture, subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Debenture is issued subject to the provisions of the Indenture with respect thereto. Each holder of this Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee its attorney-in-fact for any and all such purposes. Each holder hereof, by its acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon those provisions.

          This Debenture shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

          The provisions of this Debenture are contained on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Instrument to be executed.

Dated:  October 12, 1995

                                    PACIFICORP


                                    By
                                       -------------------------------------
                                       Richard T. O'Brien, Senior Vice President and Chief Financial Officer

Attest:


- ----------------------------------
Sally A. Nofziger, Secretary


                       CERTIFICATE OF AUTHENTICATION

          This is one of the Debentures of the series of Debentures described in the within-mentioned Indenture.


THE BANK OF NEW YORK
- ----------------------------------      -----------------------------------
   as Trustee                       or         as Authentication Agent

By
- ----------------------------------      -----------------------------------
   Authorized Signatory                          Authorized Signatory

                                 (REVERSE)
          8.55% JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURE,
                                  SERIES B
                                (continued)

          This Debenture is one of a duly authorized series of debentures of the Company (herein sometimes referred to as the "Debentures"), specified in the Indenture (as defined below), all issued or to be issued in one or more series under and pursuant to an Indenture dated as of May 1, 1995 duly executed and delivered between the Company and THE BANK OF NEW YORK, a New York banking corporation, as Trustee (herein referred to as the "Trustee"), as supplemented by the First Supplemental Indenture dated as of May 1, 1995 and the Second Supplemental Indenture dated as of October 1, 1995 between the Company and the Trustee (such Indenture as so supplemented being hereinafter referred to as the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Debentures. By the terms of the Indenture, the Debentures are issuable in series which may vary as to amount, date of maturity, rate of interest and in other respects as in the Indenture provided. This series of Debentures is limited in aggregate principal amount as specified in the Second Supplemental Indenture.

          Subject to the terms of Article Three of the Indenture, the Company shall have the right to redeem the Debentures of this series at the option of the Company, without premium or penalty, in whole or in part at any time and from time to time on or after May 31, 1997 (an "Optional Redemption"), at a redemption price equal to 100% of the principal amount of the Debentures of this series to be redeemed plus any accrued and unpaid interest thereon to the date of such redemption. If the Debentures of this series are only partially redeemed by the Company pursuant to an Optional Redemption, the Debentures of this series will be redeemed by lot or by any other method utilized by the Trustee.

          In the event of redemption of this Debenture in part only, a new Debenture or Debentures of this series for the unredeemed portion hereof will be issued in the name of the holder hereof upon the cancellation hereof.

          In case an Event of Default, as defined in the Indenture, with respect to the Debentures of this series shall have occurred and be continuing, the principal of all of the Debentures of this series may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

          The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Debentures of this series upon compliance by the Company with certain conditions set forth therein.

          The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Debentures of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Debentures; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Debentures of any series, reduce the principal amount thereof, reduce the rate or extend the time of payment of interest thereon or reduce any premium payable upon the redemption thereof, without the consent of the holder of each Debenture so affected or (ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of each Debenture then outstanding and affected thereby. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Debentures of all series at the time outstanding affected thereby, on behalf of the holders of the Debentures of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Debentures of such series, which default may be waived by the unanimous consent of the holders affected. Any such consent or waiver by the registered holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture and of any Debenture issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Debenture.

          No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Debenture at the time and place and at the rate and in the money herein prescribed.

          Subject to Section 4.06 of the Indenture, so long as the Company shall not be in default in the payment of interest on this series of Debentures, the Company shall have the right, at any time during the term of this series of Debentures, to extend any interest payment period of this series of Debentures at any time and from time to time for a period not to exceed 20 consecutive calendar quarters from the last Interest Payment Date to which interest was paid in full (each, an "Extension Period"), provided that such Extension Period ends on another Interest Payment Date. No interest (other than Pre-Issuance Accrued Interest) shall be due and payable during an Extension Period, but on the Interest Payment Date occurring at the end of each Extension Period the Company shall pay to the holders of record on the Record Date for such Interest Payment Date (regardless of who the holders of record may have been on other dates during such Extension Period) all accrued and unpaid interest on this series of Debentures, together with interest thereon at the rate specified for this series of Debentures. Prior to the termination of any Extension Period, the Company may pay all or any portion of the interest accrued on this series of Debentures on any Interest Payment Date to holders of record on the Record Date for that Interest Payment Date or may from time to time further extend such Extension Period, provided that any such Extension Period, together with all such previous and further extensions thereof, shall not exceed 20 consecutive calendar quarters. If the Company shall elect to pay all of the interest accrued on this series of Debentures on an Interest Payment Date during an Extension Period, that Extension Period shall automatically terminate on that Interest Payment Date. Upon the termination of an Extension Period and the payment of all amounts of interest then due, the Company may commence a new Extension Period, subject to the foregoing requirements.

          As provided in the Indenture and subject to certain limitations therein set forth, this Debenture is transferable by the registered holder hereof on the Debenture Register of the Company, upon surrender of this Debenture for registration of transfer at the office or agency of the Company designated for such purpose in the Borough of Manhattan, The City of New York, accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by the registered holder hereof or its attorney duly authorized in writing, and thereupon one or more new Debentures of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

          Prior to due presentment for registration of transfer of this Debenture, the Company, the Trustee, any paying agent and any Debenture Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Debenture shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Debenture Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Debenture Registrar shall be affected by any notice to the contrary.

          No recourse shall be had for the payment of the principal of or the interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

          The Debentures of this series are issuable in registered form without coupons in denominations of $25 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations herein and therein set forth, Debentures of this series so issued are exchangeable for a like aggregate principal amount of Debentures of this series of a different authorized denomination, as requested by the holder surrendering the same.

          All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                ARTICLE FIVE
                   Original Issue of Series B Debentures

          Series B Debentures in the aggregate principal amount of $125,000,000 may, upon execution of this Second Supplemental Indenture, or from time to time thereafter, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver such Debentures to or upon the written order of the Company, signed by its Chairman, President or any Vice President and its Treasurer or an Assistant Treasurer, without any further action by the Company.

                                ARTICLE SIX
                          Miscellaneous Provisions

          SECTION 6.01. Except as otherwise expressly provided in this Second Supplemental Indenture or in the form of Series B Debenture or otherwise clearly required by the context hereof or thereof, all terms used herein or in the form of Series B Debenture that are defined in the Indenture shall have the several meanings respectively assigned to them thereby.

          SECTION 6.02. The Indenture, as supplemented by the First Supplemental Indenture and this Second Supplemental Indenture, is in all respects ratified and confirmed, and this Second Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

          SECTION 6.03. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Second Supplemental Indenture.

          SECTION 6.04. This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, on the date or dates indicated in the acknowledgments and as of the day and year first above written.

                                       PACIFICORP


                                       By: RICHARD T. O'BRIEN
                                           -------------------------------
                                           Richard T. O'Brien, Senior Vice
                                           President and Chief Financial Officer

Attest:


LENORE M. MARTIN
- -------------------------------------
Lenore M. Martin, Assistant Secretary


                                       THE BANK OF NEW YORK, as Trustee


                                       By: VIVIAN GEORGES
                                           -------------------------------

Attest:

NANCY GILL
- --------------------------------------

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
STATE OF NEW YORK       )
                        ) ss.
COUNTY OF NEW YORK      )

          On the 10th day of October, 1995, before me personally came Vivian Georges and Nancy Gill to me known, who, being by me duly sworn, did depose and say that they reside in Brooklyn, New York, that they are Assistant Vice President and Assistant Treasurer, respectively, of The Bank of New York, one of the corporations described in and which executed the above instrument; that they know the corporate seal of the corporation; that the seal affixed to that instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of that corporation and that they signed their names thereto by like authority.

                                       IRVING C. APAR
                                       -----------------------------------
                                       NOTARY PUBLIC
                                       My Commission Expires: Dec. 31, 1996


STATE OF OREGON         )
                        ) ss.
COUNTY OF MULTNOMAH     )

          On the 10th day of October, 1995, before me personally came Richard T. O'Brien and Lenore M. Martin to me known, who, being by me duly sworn, did depose and say that they reside at Portland, Oregon; that they are the Senior Vice President and Chief Financial Officer and an Assistant Secretary, respectively, of PacifiCorp, one of the corporations described in and which executed the above instrument; that they know the corporate seal of the corporation; that the seal affixed to that instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of that corporation and that they signed their names thereto by like authority.

                                       CHARLENE A. ARBACH
                                       -----------------------------------
                                       NOTARY PUBLIC
                                       My Commission Expires:  2/13/98


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